As filed with the Securities and Exchange Commission on September 19, 2006.
1933 Act File No. 333-[                    ]
1940 Act File No. 811-[                    ]

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐AMENDMENT NO.
Swank Energy Income Fund of North America, Inc.
(Exact Name of Registrant as Specified in Charter)

3300 Oak Lawn Avenue
Suite 650
Dallas, Texas 75219
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (214) 692-6334
Jerry V. Swank
Swank Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, Texas 75219
(Name and Address of Agent for Service)
Copies of Communications to:

Barry Y. Greenberg
Akin Gump Strauss
Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
(214) 969-2800
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.☐
     It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Proposed
		Maximum	Proposed
	Amount	Offering	Maximum	Amount of
	Being	Price Per	Aggregate	Registration
Title of Securities Being Registered	Registered	Unit	Offering Price (1)	Fee
Common Stock, $0.001 par value per share	40,000	$25.00	$1,000,000	$107.00

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

PART A
PROSPECTUS OF
REGISTRANT

The information in this prospectus is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to Completion, dated                     , 2006

PROSPECTUS
Shares
(SWANK ENERGY INCOME FUND OF NORTH AMERICA, INC. LOGO)
Common Stock
$25.00 per share
     Investment Objective. The Company is a non-diversified, closed-end investment company. The Company has no operating or public trading history. The Company’s investment objective is to obtain a high total return with an emphasis on current income. The Company will seek to achieve this objective by investing at least 80% of the aggregate of its net assets and borrowings (its “total assets”) in securities of energy-related U.S. royalty trusts, Canadian oil and gas trusts, oilfield services trusts, infrastructure trusts and alternative energy trusts (collectively, “Energy Trusts”) and master limited partnerships and limited liability companies (“MLPs”), including master limited partnerships and limited liability companies which focus on exploration and production (“E&P MLPs”).
     The Energy Trusts in which the Company will invest will principally be U.S. Royalty Trusts, Canadian Oil and Gas Trusts, Oilfield Services Trusts, Infrastructure Trusts and Alternative Energy Trusts. U.S. Royalty Trusts passively manage net working interests and royalties in mature oil and gas producing properties in the United States. Canadian Oil and Gas Trusts are income trusts which engage in the acquisition, development and production of natural gas and crude oil in Canada. Oilfield Services Trusts engage in the drilling of new wells and production maintenance of existing wells. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Alternative Energy Trusts own interests in hydroelectric, cogeneration, wind power and biofuels facilities. The Company will also invest in MLPs, including E&P MLPs. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources. E&P MLPs specifically focus their activities on exploration and production. The Company may also invest in securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”).
     The Company’s common stock has no history of public trading. Shares of closed-end investment companies frequently trade at discounts to their net asset value. If the Company’s common stock trades at a discount to its net asset value, the risk of loss may increase for purchasers in this offering. This risk may be greater for investors who expect to sell their common stock in a relatively short period after completion of the public offering. The Company’s common stock is expected to be approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of official issuance, under the symbol “SRC”.
     Investment Adviser. The Company will be managed by Swank Advisors, LP, a Texas limited partnership (“Swank Advisors”) which has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 2004. In addition to managing the assets of the Company, Swank Advisors is adviser to several private investment funds (the “Swank Advisors Affiliated Funds”) which invest in Energy Trusts and Other Energy Companies. Swank Advisors is an affiliate of Swank Energy Income Advisors, LP, a Texas limited partnership (“Swank Energy”) which has been registered as an investment adviser with the SEC since 2004. Swank Energy is adviser to several private investment funds which invest in MLPs and global commodities. “Swank Advisors” and “Swank Energy” are referred to collectively herein as “Swank Investment Advisers.” The private investment funds managed by Swank Investment Advisers are referred to herein as “Affiliated Funds.” As of August 31, 2006, Swank Investment Advisers managed approximately $450 million in assets, including $400 million in the securities of Energy Companies through the Affiliated Funds. Swank Investment Advisers are indirectly controlled by Jerry V. Swank.
     Investing in the Company’s common stock may be speculative and involves a high degree of risk and should not constitute a complete investment program. Before buying any shares, prospective investors should read the discussion of the material risks of investing in the Company’s common stock in “Risk Factors” beginning on page [ ___] of this prospectus.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total (1)
Public Offering Price		$25.000	$
Sales Load (2)	$		$
Proceeds, Before Expenses, To the Company (3)	$		$

(1)	The underwriters also may purchase up to an additional [ ] shares at the public offering price, less sales load, within 45 days from the date of this prospectus to cover over-allotments. If all such shares are purchased, the total public offering price will be $[ ], the total sales load will be $[ ] and the total proceeds, before expenses, to the Company will be $[ ].

(2)	The aggregate compensation to the underwriters will be $[ ], which will consist of $[ ] sales load and $[ ] of structuring fees. See “Underwriting.”

(3)	The Company estimates that it will incur approximately $[ ] in expenses in connection with this offering.
The underwriters expect to deliver the shares to purchasers on or about [                    ], 2006.

[ ]	[ ]	[ ]
[ ], 2006
     Investment Policies. Under normal market conditions, the Company will invest at least 80% of its total assets in securities of Energy Trusts and MLPs. The Company will invest principally in equity securities such as common units, common stocks, preferred stocks, convertible securities, warrants, and depository receipts traded on one or more of the U.S. or Canadian exchanges. The Company may invest up to 25% of its total assets in unregistered or otherwise restricted securities of Energy Companies. The Company will not invest more than

10% of its total assets in any single issuer. The Company will not invest directly in commodities.
     The Company may seek to enhance its total returns through the use of financial leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other forms of borrowing, in an aggregate amount of up to approximately 33 1/3% of its total assets. There is no assurance that the Company will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of its total return. The net asset value of the Company’s common stock may be reduced by the fees and issuance costs of any financial leverage. The Company does not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with its investment objective. The Company anticipates that it will invest the majority of the net proceeds of the offering within three months, and may thereafter use financial leverage. See “Use of Financial Leverage — Effects of Leverage” on page [___], “Risk Factors — Leverage Risk” on page [___], and “Description of Stock” on page [___].
     Shares of the Company’s common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
     Prospective investors should rely only on the information contained or incorporated by reference in this prospectus. The Company has not, and the underwriters have not, authorized any other person to provide investors with different information. If anyone provides an investor with different or inconsistent information, the investor should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Prospective investors should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. The Company’s business, financial condition, results of operations and prospects may have changed since that date.
TABLE OF CONTENTS

PROSPECTUS SUMMARY	5
FEES AND EXPENSES	14
USE OF PROCEEDS	16
FORWARD-LOOKING STATEMENTS	16
RISK FACTORS	17
DIVIDENDS	39
SWANK ENERGY INCOME FUND OF NORTH AMERICA, INC.	40
USE OF FINANCIAL LEVERAGE	54
MANAGEMENT	58
NET ASSET VALUE	64

DIVIDEND REINVESTMENT PLAN	66
DESCRIPTION OF STOCK	67
THE COMPANY’S STRUCTURE; COMMON STOCK REPURCHASES AND CHANGE IN THE COMPANY’S STRUCTURE	71
TAX MATTERS	73
UNDERWRITING	81
CUSTODIAN	84
TRANSFER AGENT AND DIVIDEND-PAYING AGENT	84
ADMINISTRATOR	84
FUND ACCOUNTANT	85
LEGAL OPINIONS	85
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	86
EXHIBIT 99.2.A
EXHIBIT 99.2.B
EXHIBIT 99.2.C
     This prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Prospective investors should read this prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated [                    ], 2006, containing additional information about the Company, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. Investors may request a free copy of the Company’s stockholder reports and its statement of additional information, the table of contents of which is on page [___] of this prospectus, by calling [(800) XXX-XXXX], by accessing the Company’s web site (www.[                    ].com), or by writing to the Company. Investors may also obtain copies of these documents (and other information regarding the Company) from the SEC’s web site (http://www.sec.gov).
     Through and including [                    ], 2006 (the 25th day after the date of this prospectus), all dealers that buy, sell or trade the Company’s common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY
     This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that an investor should consider before investing in the Company’s common stock. Prospective investors should carefully read the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page [___], and the Company’s statement of additional information. Except where the context suggests otherwise, “Swank Advisors” and the Company’s “investment adviser” refer to Swank Advisors, LP; “Swank Energy” refers to Swank Energy Income Advisors LP; “Swank Investment Advisers” refers to Swank Advisors and Swank Energy; “Energy Trusts” refers to energy-related U.S. royalty trusts, Canadian oil and gas trusts, oilfield services trusts, infrastructure trusts and alternative energy trusts; “MLPs” refers to limited partnerships or limited liability companies which receive at least 90% of their income from the development, processing, refining, transportation, storage and marketing of natural resources; “E&P MLPs” refers to MLPs which specifically focus their activities on exploration and production; “Other Energy Companies” refers to energy-related businesses other than Energy Trusts and MLPs that (i) passively manage net working interests and royalties in mature oil and gas producing properties in the United States, (ii) are involved in the acquisition, development and production of natural resources, including natural gas, crude oil and coal, (iii) engage in the drilling of new wells and production maintenance of existing wells, (iv) operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or (v) own interests in hydroelectric, cogeneration, wind power and biofuels facilities; “Energy Companies” refers to Energy Trusts, MLPs, including E&P MLPs and Other Energy Companies collectively; and “dollars” and “$” refer to United States dollars. All financial information in this prospectus is presented in U.S. dollars, unless specifically indicated otherwise. Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.
Swank Energy Income Fund of North America, Inc.
     The Company is a non–diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), formed as a Maryland corporation on September 13, 2006 and will conduct business as Swank Energy Income Fund of North America, Inc. The Company has no operating or public trading history. The Company’s principal office is located at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219, and its telephone number is (214) 692-6334.
The Offering
     The Company is offering [                    ] shares of common stock at $25.00 per share through a group of underwriters (the “Underwriters”) led by [                    ]. The shares of common stock are called “common stock” in the rest of this prospectus. An investor must purchase at least 100 shares of common stock ($2,500) in order to participate in this offering. The Company has given the Underwriters an option to purchase up to [                    ] additional shares of common stock to cover over-allotments. See “Underwriting” on page [___].

Investment Objective
     The Company’s investment objective is to obtain a high total return with an emphasis on current income. The Company will seek to achieve this objective by investing at least 80% of its total assets in securities of Energy Trusts and MLPs. In addition to Energy Trusts and MLPs, the Company will also invest in the securities of Other Energy Companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage. No assurance can be given that the Company’s investment objective will be achieved. See “Swank Energy Income Fund of North America, Inc. — Investment Objective” on page [___].
     The entities in which the Company will invest will be predominantly U.S. Royalty Trusts, Canadian Oil and Gas Trusts, as well as Oilfield Services Trusts, Infrastructure Trusts, Alternative Energy Trusts, and MLPs, including E&P MLPs.
     U.S. Royalty Trusts. U.S. Royalty Trusts passively manage net working interests and royalties in mature oil and gas producing properties in the United States. Unit holders generally receive most of the cash flows from these investments in the form of distributions. U.S. Royalty Trusts do not acquire new properties, operate the existing properties within the trust, hedge production, or issue new equity or debt.
     Canadian Oil and Gas Trusts. Canadian Oil and Gas Trusts engage in the acquisition, development and production of natural gas and crude oil. These income trusts generally seek to establish, maintain or expand their reserves through development drilling activities and/or acquisitions of producing companies or proven oil and gas reserves. Such investments and acquisitions are funded through internally generated cash-flow, the issuance of debt and additional equity. Successfully replacing reserves enables Canadian Oil and Gas Trusts to offset natural production declines and maintain cash distribution levels. Unlike oil and gas exploration and production companies, Canadian Oil and Gas Trusts generally do not engage in exploration activities that require substantial capital expenditures and carry a greater risk of drilling unproductive wells, or dry holes. To mitigate commodity price risks, many Canadian Oil and Gas Trusts regularly engage in oil and gas hedging strategies.
     Oilfield Services Trusts. Oilfield Services Trusts operate assets used in the drilling, casing and completing of new oil and gas wells, as well as the maintenance and enhancement of previously producing wells. Services provided include all aspects of contract drilling, workovers and well servicing, stimulation, logging, measurement while drilling, drilling camp accommodations, logistics, and waste management.
     Infrastructure Trusts. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Services provided by Infrastructure Trusts relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Infrastructure Trusts relating to crude oil include the gathering, transportation, storage and terminalling of crude oil. Services provided by Infrastructure Trusts relating to refined petroleum products include the transportation, storage and terminalling of products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Infrastructure Trusts may also operate ancillary businesses, including the marketing of the products and logistical services.
     Alternative Energy Trusts. Alternative Energy Trusts own assets used to generate energy in forms other than oil and gas, including interests in hydroelectric, cogeneration, wind power and biofuels facilities. A hydroelectric facility generates electricity from moving water. Cogeneration is the simultaneous production of electricity and thermal energy such as hot water or steam from a single fuel source, such as natural gas. Wind power is the conversion of wind energy into electricity using wind turbines. Biofuel is any fuel that is derived from biomass, which is organic matter that is burned in an incinerator and converted into combustible gas.
     Master Limited Partnerships. Master limited partnerships (“MLPs”), including exploration and production master limited partnerships (“E&P MLPs”), are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources. The Company will seek to invest in MLPs which focus on the development of oil and gas reserves.
Investment Policies
     Under normal market conditions:
•	The Company will invest at least 80% of its total assets in securities of Energy Trusts and MLPs. The Company will provide stockholders with sixty (60) days’ notice prior to effecting any change to this policy.

•	The Company will invest principally in equity securities such as trust units, common stocks, preferred stocks, convertible securities, warrants and depository receipts traded on one or both of the Canadian and U.S. exchanges.

•	The Company may invest up to 20% of its total assets in debt securities of Energy Companies, provided that such debt securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency or (b) with respect to up to 5% of its total assets, unrated.

•	The Company may invest up to 25% of its total assets in Energy Company securities that are unregistered in the public trading market of the country where the Energy Company is located or are otherwise restricted securities. The Company will invest not more than 10% of its total assets in securities of privately held companies.

•	The Company will not invest more than 10% of its total assets in any single issuer.

•	The Company will not invest directly in commodities.

     The percentage limitations applicable to the Company’s portfolio described in this prospectus apply only at the time of investment, and the Company will not be required to sell securities due to subsequent changes in the value of securities it owns. The Company will invest in companies based in North America. The Company will invest in companies of any market capitalization.
     The Company may seek to enhance its total returns through the use of financial leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other forms of borrowings (each a “Leverage Instrument” and collectively, “Leverage Instruments”) in an aggregate amount of up to approximately 33 1/3% of its total assets, which includes assets obtained through such financial leverage. See “Use of Financial Leverage” on page [___] and “Risk Factors — Leverage Risk” on page [___].
     The Company may use derivative investments to hedge against interest rate, currency and market risks. The Company may engage in various interest rate hedging transactions, including buying or selling options or entering into other transactions including forward contracts, swaps and other derivatives transactions. In particular, to the extent that the Company uses financial leverage, it expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. The Company may also engage in certain transactions intended to hedge its exposure to currency risks due to Canadian dollar denominated investments in Energy Companies. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies” and “Swank Energy Income Fund of North America, Inc. — Investment Policies.”
     The Company may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Company may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) call options on the securities of Energy Companies or related indices; purchase call options or enter into swap contracts to increase its exposure to Energy Companies; or sell securities short. The Company’s use of “uncovered” call options (i.e., where it does not own the underlying security or index) and “naked” short sales of equity securities (i.e., where it has no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such uncovered call and short sale positions does not exceed 15% of its total assets, and (ii) at the time of entering into any such uncovered calls or short sales, the market value of all such uncovered call and short sale positions immediately following such transaction does not exceed 10% of its total assets. See “Risk Factors – Short Sales Risk” on page [___].
Comparison with Direct Investments in Energy Trusts
     The Company seeks to provide an efficient vehicle for investing primarily in a portfolio of Energy Trusts. The Company believes that it provides a number of portfolio and tax features that would not be available from a direct investment in Energy Trusts, including the following:
•	An investment in the Company offers access to a number of Energy Trusts, providing diversification within the North American energy sector through a single professionally-managed investment vehicle;

•	Swank Advisors relies upon proprietary research and models when making investment decisions, including detailed earnings models, production and wellbore data, decline curve analysis, and net asset value models ;

•	The Company expects to have access to securities issued in initial public offerings and follow-on offerings. These securities may offer the potential for increased returns;

•	The Company may invest up to 25% of its total assets in restricted securities for which no public trading market exists. Direct placements offer the potential for increased returns, but are typically only available to a limited number of institutional investors such as the Company; and

•	For tax reporting purposes each of the Company’s stockholders will receive a single U.S. Form 1099, rather than a Canadian NR4 information slip, U.S. Form 1099 or U.S. Schedule K-1 from each investment as would be the case if a stockholder invested directly.
     As is the case for direct U.S. investors in Canadian Oil and Gas Trusts, the Company’s U.S. investors will receive a U.S. income tax credit with respect to Canadian tax withholding the Company incurs, provided that it satisfies the requirements to pass-through the Company’s foreign tax credit, as discussed later.
Investment Adviser
     The Company will be managed by Swank Advisors. In addition to managing the assets of the Company, Swank Advisors is adviser to the Swank Advisors Affiliated Funds, which invest in Energy Trusts and Other Energy Companies. Swank Advisors is an affiliate of Swank Energy. Swank Energy is adviser to several private investment funds which invest in MLPs and global commodities. Since 2003, Swank Investment Advisers have managed alternative assets with a focus on achieving a high level of current income (as opposed to relative performance against a benchmark index). Their investment strategies seek to identify and exploit investment niches they believe are less understood and generally not followed by the broader investor community. As of August 31, 2006, Swank Investment Advisers managed approximately $450 million, including approximately $60 million and $340 million in the publicly traded securities of Energy Trusts and MLPs, respectively, and $50 million in Other Energy Companies. The Company believes Swank Advisors’ market knowledge, experience and industry relationships will enable it to identify and capitalize on investment opportunities in Energy Trusts, MLPs and Other Energy Companies.
     The Company has agreed to pay Swank Advisors, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.25% of the Company’s average monthly total assets. During the first and second years of the Company’s investment activities

(from [                    ], 2006 until [                    ], 2007 and from [                    ], 2007 until [                    ], 2008), Swank Advisors has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal on an annual basis to 0.25% and 0.125%, respectively, of the Company’s average monthly total assets. See “Swank Energy Income Fund of North America, Inc. — Investment Philosophy” on page [___] and “Management — Investment Adviser” on page [___].
Closed-End Structure
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
     Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Company’s common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed the Company’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Company’s stockholders. However, the Board of Directors may review periodically the trading range and activity of the Company’s shares with respect to its net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Company’s common stock at net asset value or the Company’s possible conversion to an open-end mutual fund. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Company’s common stock trading at a price equal to or close to net asset value per share of its common stock. Based on the determination of the Board of Directors in connection with this initial offering of the Company’s common stock that the closed-end structure is desirable in light of the Company’s investment objective and policies, it is highly unlikely that the Board of Directors would vote to convert the Company to an open-end investment company.
Market Price of the Company’s Common Stock
     The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. The Company cannot assure investors that its common stock will trade at a price higher than or equal to its net asset value. Also, the Company’s net asset value will be reduced immediately following this offering by the underwriting discount and the Company’s organizational expenses and offering costs. In addition to net asset value, the market price of the Company’s common stock may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, liquidity and market supply and demand. See “Risk Factors,” “Description of Stock” and “The Company’s Structure; Common Stock Repurchases and Change In the Company’s Structure.” The Company’s common stock is designed primarily for long-term investors and prospective investors should not purchase its common stock if they intend to sell it shortly after purchase.
Dividends
     Commencing with its initial dividend, the Company intends to make regular quarterly cash distributions to its common stockholders. Such dividends will be authorized by the Company’s Board of Directors and declared by the Company out of funds legally available therefor. The Company expects to pay its initial dividend on or about [                    ], 2007.
     The Company expects that most of the cash payments it receives from its investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Company cannot predict how much of its investment company taxable income will be included in the distribution it makes for any given quarter. However, the Company intends to pay to common stockholders on an annual basis at least 90% of its investment company taxable income. Distributions may also include cash received as return of capital from the Company’s portfolio investments or return of its investors’ capital. To permit it to maintain a more stable quarterly distribution rate, the Company may distribute less or more than the entire amount of cash it receive from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Company’s net asset value. Correspondingly, once distributed, such amounts will be deducted from the Company’s net asset value. See “Dividends” on page [___].
Dividend Reinvestment Plan
     The Company has a dividend reinvestment plan for its common stockholders. This is an “opt in” dividend reinvestment plan. As a result, if the Company declares a dividend, then each common stockholder will receive cash dividends unless it decides to reinvest its cash dividends into additional shares of the Company’s common stock. Common stockholders who receive dividends in the form of stock will be subject to the same U.S. federal, state and local tax consequences as common stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan” on page [___].
Tax Treatment of the Company
     The Company intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. See “Tax Matters” for a more complete discussion of the Company’s qualification as a RIC.
Tax Treatment of Common Stock Distributions
     The Company expects that any distributions paid on the common stock out of the Company’s earnings and profits will consist of (i) qualified dividend income from domestic and qualified foreign corporations that under current law is eligible for a reduced U.S. federal income tax rate (maximum 15%) for taxable years beginning on or before December 31, 2010 if the Company meets certain holding period and other requirements, which the Company refers to as “qualified dividend income,” (ii) net capital gains (net long-term capital gains in excess of net short-term capital losses) properly designated by the Company as capital gain dividends, and (iii) ordinary dividends, which are composed of distributions of investment company taxable income other than qualified dividend income or net capital gains, including non-qualified dividend or interest income, net short-term capital gains in excess of long-term capital losses, operational income from partnership investments, capital gain that is characterized as ordinary income under the recapture provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and income from certain hedging and interest rate transactions. For taxable years beginning on or before December 31, 2010, common stockholders who are U.S. individuals will be subject to U.S. federal income tax at a maximum capital gains rate of 15% for qualified dividend income and capital gain dividends and at a maximum ordinary income rate of 35% on ordinary dividends. The Company expects that the dividend distributions attributable to the Energy Trust equity securities will be treated as qualified dividend income. The income attributable to the Company’s interest in partnerships will not be treated as qualified dividend income. Although the Company expects that a significant portion of its taxable distributions will consist of qualified dividend income, the Company cannot assure investors as to what percentage of the distributions paid on the common stock, if any, will consist of qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.
     The Company will be subject to certain Canadian income taxes but the foreign tax credit for payment of those taxes is expected to flow-through to the Company’s common stockholders to apply against their U.S. federal income tax payable on foreign source income, including the Company’s income attributable to Canadian Oil and Gas Trusts. In order for the foreign tax credit to flow-through to its stockholders for a given taxable year, the Company must make an affirmative election, satisfy certain distribution requirements applicable to RICs, and have more than 50% of the value of its total assets at the close of such taxable year consisting of stock or securities of foreign corporations. This flow-through election will allow stockholders to utilize their allocable shares of the foreign tax credits to offset part or all of their U.S. federal income tax on foreign source income.
Risk Considerations
     The Company faces many risks related to the energy industry, the Company’s business and structure, including but not limited to the energy industry, the Company’s lack of an operating or public trading history and dependence on its investment adviser’s senior personnel. The Company faces risks related to its investments in the energy industry because the revenues, income, losses and valuations of Energy Companies, including Energy Trusts and MLPs, can fluctuate suddenly and dramatically. A decrease in the production or demand of natural gas, natural gas liquids, crude oil, coal or other energy commodities may adversely impact prices of such commodities, and therefore, the financial performance of Energy Companies. There are risks associated with investments in restricted securities, which may be difficult to value and difficult to dispose of either in a timely manner or for a reasonable price. Investing in non-U.S. companies involves certain risks not involved in domestic investments, including economic and political risk and fluctuations in currency exchange rates. Moreover, there are certain tax risks associated with the Canadian Oil and Gas Trusts, including changes to Canadian tax legislation. The operations of Energy Companies are subject to many hazards resulting from natural disasters or acts of terrorism.
     The Company’s equity investments may decline in value and the debt securities in which the Company invests are subject to credit and reinvestment risk. To the extent the Company invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. The Company may use derivatives and other hedges including caps, which may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment or may cause the Company to hold a security that it might otherwise sell. The Company may also engage in short sales, which creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. The Company’s portfolio will be actively managed, and Swank Advisors may not make investment decisions for the Company that will enable the Company to achieve its investment objective.
     The Company will compete for investments with others who may have greater resources. Swank Advisors and its personnel will provide services to other investors and funds including the Affiliated Funds, which could limit their services to the Company and limit its investment opportunities. If the Company requires additional capital in order to take advantage of an investment opportunity, the Company may not be able to pursue that opportunity if the Company cannot obtain such additional capital through financial leverage on terms acceptable to the Company. Certain of the Company’s investments may be difficult to value. The Company will be subject to a corporate income tax if the Company is unable to qualify as a RIC.
     Additionally, there are risks related to this offering and the Company’s common stock. There may be delays in investing the proceeds of this offering. The Company may not be able to pay dividends on common stock, or they may not grow. The Company faces tax risks that can adversely affect its common stockholders. An investment in the Company’s shares is not intended for short-term investors. The Company’s future offerings of securities or instruments could dilute common stockholders and be senior to them for dividends and liquidation. A regular trading market for the Company’s common stock may not develop, and the price may be volatile. Shares of closed-end investment companies may trade at a discount from net asset value.
     See “Risk Factors” beginning on page [___] and the other information included in this prospectus for a discussion of factors prospective investors should carefully consider before deciding to invest in shares of the Company’s common stock.
Listing
     The Company’s common stock is expected to be approved for listing on the NYSE, subject to notice of official issuance, under the symbol “SRC.”

Other Service Providers
     [___] will act as custodian of the Company’s securities and other assets. See “Custodian” on page [___]. [___] will act as the Company’s transfer agent and dividend paying agent. See “Transfer Agent and Dividend-Paying Agent” on page [___]. [                    ] will provide the Company with certain administrative services. See “Administrator” on page [___]. [                    ] will act as the Company’s fund accountant. See “Fund Accountant” on page [___].
FEES AND EXPENSES
     The following table assumes the use of Leverage Instruments in an amount equal to 33 1/3% of the Company’s total assets (after their issuance) and shows the Company’s expenses as a percentage of net assets attributable to its common stock.

Stockholder Transaction Expenses:
Sales Load Paid by investors (as a percentage of offering price)(1)	[ ]%
Offering Expenses Borne by the Company (as a percentage of offering price)	[ ]%
Dividend Reinvestment Plan Fees(2)	None
Percentage of Net Assets Attributable to Common Stock
(Assumes Leverage Instruments are Used)(4)

Annual Expenses:
Management Fees	[ ]	%
Leverage Costs(3)	[ ]	%
Other Expenses(5)	[ ]	%
Total Annual Expenses	[ ]	%
Less Fee and Expense Reimbursement (Year 1)(6)	([ ]	)%
Net Annual Expenses	[ ]	%

(1)	Swank Advisors has agreed to pay [___] to [___] and [___]. See “Underwriting.”

(2)	Investors will pay brokerage charges if they direct [___], as agent for the Company’s common stockholders (the “Plan Agent”), to sell their common stock held in a dividend reinvestment account.

(3)	If the Company uses Leverage Instruments, the offering expenses to be borne by the Company in connection with the issuance of leverage, estimated to be 1.0% of the total dollar amount of the leverage, and the ongoing costs associated with such leverage (such as interest expenses or dividend payments), estimated to be 5.25% of such leverage, will be borne by the Company’s common stockholders and result in a reduction of the net asset value of the Company’s common stock. Leverage Costs in the table, expressed as a percentage of the Company’s net assets, reflect such estimated offering expenses and ongoing annual leverage costs.

(4)	The table presented below in this footnote estimates what the Company’s annual expenses would be stated as percentages of its net assets attributable to common stock. This table assumes the Company issues the same number of shares of common stock, but unlike the table above, assumes that no Leverage Instruments are used by the Company. This will be the case, for instance, in the period prior to the Company’s expected use of Leverage Instruments. In accordance with these assumptions, the Company’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Stock
(Assumes No Leverage Instruments are Used)

Annual Expenses:
Management Fees(6)	[ ]	%
Other Expenses(5)	[ ]	%
Total Annual Expenses	[ ]	%
Less Fee and Expense Reimbursement (Year 1)(6)	[( )]	%
Net Annual Expenses	[ ]	%

(5)	The costs of this offering are not included in the expenses shown in this table.

(6)	During the first and second years of the Company’s investment activities (from [ ], 2006 until [ ], 2007 and from [ ], 2007 until [ ], 2008), Swank Advisors has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal on an annual basis to 0.25% and 0.125%, respectively, of the Company’s average monthly total assets. Management fees and waivers are expressed as a percentage of net assets in the table. Because holders of any Leverage Instruments do not bear management fees and other expenses, the cost to stockholders increases as leverage increases.
     The purpose of the table above and the example below is to help a prospective investor understand all fees and expenses that it would bear directly or indirectly as a holder of the Company’s common stock. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Company’s first full year of operations and assume that the Company issues $[___] in common stock. See “Management” on page [___] and “Dividend Reinvestment Plan” on page [___].
     The following example illustrates the expenses (including the underwriting discount of [___]% or $[___] per share of common stock, estimated offering expenses of this offering of $[___], or $[___] per share of common stock, and the estimated offering costs of issuing Leverage Instruments assuming the Company issues Leverage Instruments representing 33 1/3% of the Company’s total assets (after their issuance) of approximately $[___] per share of common stock) that an investor would pay on a $1,000 investment in the Company’s common stock, assuming total annual expenses of [___]% in year 1, [___]% in year 2, and [___]% in the years thereafter, of net assets attributable to the Company’s common stock and a 5% annual return, as required by Securities and Exchange Commission (the “SEC”) regulations:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]
     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Company does not use any leverage, an investor would pay the following expenses based on the assumptions in the example: 1 Year, $[                    ]; 3 Years, $[                    ]; 5 Years, $[                    ]; and 10 Years, $[                      ].

     The example assumes the waiver or reimbursement of fees and expenses of 0.25% on an annual basis of the Company’s average monthly total assets in year one, and 0.125% on an annual basis of the Company’s average monthly total assets in year two. Swank Advisors has not agreed to reimburse the Company for any year beyond the second year.
USE OF PROCEEDS
     The net proceeds of this offering will be approximately $[                    ] ($[                    ] if the underwriters exercise the over-allotment option in full) after payment of the offering costs of $[                    ] and the deduction of the underwriting discount. The Company’s net asset value will be reduced immediately following the offering by the amount of the underwriting discount and organizational and offering expenses paid by the Company. The Company will invest the net proceeds of the offering in accordance with its investment objective and policies as stated in this prospectus.
     The Company currently anticipates that it will be able to invest primarily in securities that meet its investment objective and policies within three months after the completion of this offering, and the Company may thereafter use financial leverage. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. As a result, the return on the Company’s common stock during the ramp up of its investment operations is expected to be lower than when it is fully invested in accordance with its investment objective and policies.
FORWARD-LOOKING STATEMENTS
     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and factors outlined in the Company’s statement of additional information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions are used to identify forward-looking statements.
     The forward-looking statements contained in this prospectus include statements as to:
•	the Company’s operating results;

•	the Company’s business prospects;

•	the impact of investments that the Company expects to make;

•	the Company’s contractual arrangements and relationships with third parties;

•	the dependence of the Company’s future success on the general economy and its impact on the industries in which it invests;

•	the Company’s ability to source favorable private investments;

•	the ability of the Energy Companies in which the Company invests to achieve their objectives;

•	the Company’s expected financings and investments;

•	the Company’s use of financial leverage;

•	the Company’s tax status and the tax status of the Energy Companies in which the Company intends to invest;

•	the adequacy of the Company’s cash resources and working capital; and

•	the timing and amount of distributions and dividends from the Energy Companies in which the Company intends to invest.
     The Company has based the forward-looking statements included in this prospectus on information available to it on the date of this prospectus, and the Company assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, investors are advised to consult any additional disclosures that the Company may make directly to them or through reports that it in the future may file with the SEC, including its annual reports. The Company acknowledges that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Company and statements made in connection with initial public offerings such as this.
RISK FACTORS
General
     Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Company’s common stock. For additional information about the risks associated with investing in the Company’s common stock, see “Investment Objective and Policies” and “Investment Policies and Techniques” in its statement of additional information.
Energy Trusts, MLPs and Other Energy Company Risks
     The Company will invest primarily in Energy Trusts and MLPs, including E&P MLPs, as well as Other Energy Companies, which are subject to certain special risks, including the following:
     Commodity Pricing Risk. The return on the Company’s investments in Energy Companies will be dependent on the prices received by those companies for the acquisition, exploration, development, production, gathering, drilling, production, maintenance, transportation, processing, storing, servicing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
     Depletion Risk. Energy Trusts, MLPs and certain Other Energy Companies have naturally depleting assets. As a result, in order to maintain or grow their revenues, such Energy Companies or their customers need to maintain or expand their reserves through new sources of supply, the development of existing sources or acquisitions. If Energy Companies are unable to acquire additional reserves sufficient to offset the natural decline, or if they are unable to find additional reserves through exploration or exploitation of their properties, the financial performance of Energy Companies may be adversely affected.
     Reserve Risk. The accuracy of any reserve estimate is a function of the quality of available data, engineering, geological interpretation and judgment and assumptions made regarding quantities of recoverable reserves and commodity prices. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, production development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserve estimates and future net cash flow being materially different from the estimates in reserve reports. In addition, results of drilling, testing and production and changes in crude oil and natural gas prices after the date of these reserve estimates may result in downward revisions to the reserve estimates. Some reserve estimates are made without the benefit of a lengthy production history, which are less reliable than estimates based on a lengthy production history. Future performance that deviates significantly from the reserve reports could have a material adverse effect on a given Energy Company’s financial position and results of operations.
     In addition, Canadian Oil and Gas Trusts report their production and reserve quantities in accordance with Canadian practices. These practices are different from practices used to report production and to estimate reserves in reports and other materials filed with the SEC by companies in the United States. Canadian Oil and Gas Trusts may incorporate additional information with respect to production and reserves that is either not generally included or prohibited under rules of the SEC and practices in the United States. Canadian Oil and Gas Trusts also follow the Canadian practice of using forecast prices and costs when they estimate their reserves, which may be similar, but not necessarily the same as, the constant pricing reserve methodology utilized in the United States. Canadian Oil and Gas Trusts may also include estimates of probable reserves along with estimates of proved reserves, although the SEC generally prohibits the inclusion of estimates of probable reserves in filings made with it.
     Cash Distribution Risk for Energy Trusts. Because the structure of Energy Trusts is designed to facilitate cash distributions, a substantial portion of the Company’s total investment returns is expected to be derived from cash distributions received on its investments in Energy Trusts. The amounts of cash distribution from Energy Trusts in which the Company invests are not fixed and will vary based upon various factors, including the operating performance and financial condition of the income trust, the condition of equity markets generally, commodity prices, general economic conditions and other factors. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Company has available for distribution include increased operating costs, drilling and maintenance capital expenditures, acquisition and development costs, expansion, processing, storing, refining, distributing, construction, marketing or exploration and transportation costs and borrowing costs.
     Moreover, the natural gas and oil industry is capital intensive. Certain Energy Companies must make substantial capital expenditures in their business for the development, production and acquisition of natural gas reserves. These expenditures will reduce their cash available for distribution. The cash flow of an Energy Company from operations and access to capital is subject to a number of variables, including its proved reserves, the level of natural gas it is able to produce from existing wells, the prices at which its natural gas is sold and its ability to acquire, locate and produce new reserves.
     Interest Rate Risk. Rising interest rates could cause the yield of the Company’s common stock to be less attractive to investors. Moreover, the prices of equity and debt securities of Energy Companies the Company expects to hold in its portfolio are susceptible in the short-term to decline when interest rates rise. Accordingly, the market price of the Company’s common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. In addition, the costs associated with any leverage used by the Company are likely to increase when interest rates rise.
     Acquisition Risk. The ability of Energy Companies to maintain or grow their businesses, to maintain or increase distributions to their equity holders and, where applicable, repay their debt holders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or are outbid by competitors, their future growth will be limited and their ability to repay their debt holders and to make distributions may be weakened.
     Supply and Demand Risk. A decrease in the production of, or a sustained decline in demand for, natural gas, natural gas liquids, crude oil, coal or other energy commodities may adversely impact the financial performance of Energy Companies. Energy Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. The power generated by electric generation facilities is typically sold to a small number of large utilities. If any of these customers was unable to fulfill its contractual obligations under the power purchase agreement, distributable cash flow could decline.
     Power Generation Risk. For Energy Companies with hydroelectric generation facilities or wind generation assets, the performance of these facilities will be partially dependent on available water flows or on the amount and velocity of wind blowing through the appropriate generation facilities, as applicable. Lower than anticipated water and wind levels could reduce power output from these facilities which could lead to diminished revenues and distributable cash flows.
     Gathering and Pipeline Risk. The marketability of natural gas production depends in part on the availability, proximity and capacity of gathering and pipeline systems owned by parties other than Energy Companies. The amount of natural gas that can be produced and sold is subject to curtailment in certain circumstances, such as pipeline interruptions due to scheduled and unscheduled maintenance, excessive pressure, physical damage to the gathering or transportation system, or lack of contracted capacity on such systems. The curtailments arising from these and similar circumstances may last from a few days to several months. In many cases, Energy Companies are provided only with limited, if any, notice as to when these circumstances will arise and their duration. In addition, some wells are drilled in locations that are not serviced by gathering and transportation pipelines, or the gathering and transportation pipelines in the area may not have sufficient capacity to transport the additional production. As a result, the Energy Companies may not be able to sell the natural gas production from these wells until the necessary gathering and transportation systems are constructed. Any significant curtailment in gathering system or pipeline capacity, or significant delay in the construction of necessary gathering and transportation facilities, could reduce their revenues and cash available for distribution.
     Drilling Risk. Higher natural gas prices generally increase the demand for drilling rigs, equipment and crews and can lead to shortages of, and increasing costs for, drilling equipment, services and personnel. Shortages of, or increasing costs for, experienced drilling crews and oil field equipment and services could restrict the ability of Energy Companies to drill wells and conduct operations. Any delay in the drilling of new wells or significant increase in drilling costs could reduce an Energy Company’s revenues and cash available for distribution.
     In addition, the drilling activities of Energy Companies may be subject to many risks, including the risk that they will not discover commercially productive reservoirs. Drilling for natural gas can be uneconomic, not only from dry holes, but also from productive wells that do not produce sufficient revenues to be commercially viable. In addition, drilling and producing operations may be curtailed, delayed or canceled as a result of other factors, including: the high cost, shortages or delivery delays of equipment and services; unexpected operational events; facility or equipment malfunctions; title problems; compliance with environmental and other governmental requirements; unusual or unexpected geological formations; loss of drilling fluid circulation; and formations with abnormal pressures.
     Any of these events can cause substantial losses and may result in a loss of wells and regulatory penalties, each of which may adversely impact the investment performance of Energy Companies in which the Company invests.

     Operational Risk for Energy Trusts. In many circumstances, the Energy Trusts in which the Company may invest may have limited operating histories, and there are certain tax risks associated with the Energy Trusts in which the Company may invest (see “Risk Factors —Tax Risks — Energy Trusts Tax Risks”). In addition, the value of Energy Trust securities in which the Company invests will be influenced by factors that are not within the Company’s control, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.
     In addition, neither trustees nor trust unitholders of an Energy Trust can influence or control the operation or future development of underlying properties. A grantor is unable to significantly influence the operations or future development of underlying properties that it does not operate. Neither trustees nor trust unitholders have the right to replace an operator.
     Liability Risk for Canadian Oil and Gas Trusts. Canadian limited liability protection laws with regard to Canadian Oil and Gas Trusts are generally determined by the domicile of the income trust. Certain Canadian provinces have passed legislation limiting the liability of investors in Canadian Oil and Gas Trusts while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, however, the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in income trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the income trust over and above the net underlying assets of the income trust. While the likelihood of an investor in an income trust domiciled in any Canadian province being held liable beyond their original investment is remote, there can be no assurance that the Company will have limited liability with respect to the Company’s investments in Canadian Oil and Gas Trusts.
     Master Limited Partnership (“MLP”). An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.
     In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Additionally, holders of MLP units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them.
     E&P MLPs. Since E&P MLPs are MLPs which focus specifically on exploration and production, in addition to being subject to the risks generally applicable to MLPs, E&P MLPs are also subject to the risks set forth herein that are applicable to other Energy Companies.
     Regulatory Risk. Energy Companies are subject to significant U.S. federal, state and local and Canadian government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.
     Specifically, the operations of wells, gathering systems, pipelines and other facilities are subject to stringent and complex U.S. federal, state and local and Canadian environmental laws and regulations. These include, for example:
     • the U.S. Federal Clean Air Act, as amended, and comparable state laws and regulations that impose obligations related to air emissions;
     • the U.S. Federal Clean Water Act, as amended, and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
     • the U.S. Federal Resource Conservation and Recovery Act, as amended (the “RCRA”), and comparable state laws that impose requirements for the handling and disposal of waste from facilities; and
     • the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), and comparable state laws that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by Energy Companies or at locations to which they have sent waste for disposal.
     Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain U.S. environmental statutes, including the RCRA, CERCLA, the U.S. Federal Oil Pollution Act, as amended, and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

     There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their business and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities arising from environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase Energy Companies’ compliance costs and the cost of any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance.
     Industry Concentration Risk. The Company’s investments will be concentrated in the energy industry. The focus of the Company’s portfolio on a specific industry may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy industry would have a larger impact on the Company than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the energy industry will lag the performance of other industries or the broader market as a whole.
     Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy its payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions.
     Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition.
No Operating or Trading History
     The Company is a non-diversified, closed-end investment company and it has no operating or public trading history. Being a recently organized company, the Company is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Company will not achieve its investment objective and that the value of an investment in the Company could decline substantially.

Market Discount From Net Asset Value Risk
     Shares of closed-end investment companies frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Company’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Company’s common stock will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Company’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Company’s common stock will depend entirely upon whether the market price of its common stock at the time of sale is above or below the investor’s purchase price for the Company’s common stock. Because the market price of the Company’s common stock will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Company’s common stock, stability of dividends or distributions, trading volume of the Company’s common stock, general market and economic conditions, and other factors beyond the control of the Company, the Company cannot predict whether its common stock will trade at, below or above net asset value or at, below or above the initial public offering price.
Risks Associated with an Investment in Non-U.S. Companies
     Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
     Non-U.S. Currency Risk. Because the Company intends to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of its securities and the unrealized appreciation or depreciation of investments.
     Currency Hedging Risk. The Company may in the future hedge against currency risk resulting from investing in non-U.S. Energy Companies valued in non-U.S. currencies. Currency hedging transactions in which the Company may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Swank Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the

Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security that the Company might otherwise sell. The use of hedging transactions may result in the Company incurring losses as a result of matters beyond the Company’s control. For example losses may be incurred because of the imposition of exchange controls, suspension of settlements or the Company’s inability to deliver or receive a specified currency.
Investment and Market Risk
     An investment in the Company’s common stock is subject to investment risk, including the possible loss of an investor’s entire investment. An investment in the Company’s common stock represents an indirect investment in the securities owned by the Company, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the publicly traded securities in the Company’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Company invests will affect the value of its common stock. The Company’s common stock at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Company’s dividends. The Company is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Company’s common stock is not intended to constitute a complete investment program and should not be viewed as such.
Tax Risks
     In addition to other risk considerations, an investment in the Company’s common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are complicated, and the U.S. federal, state, local and foreign tax consequences of an investment in and holding of the Company’s common stock will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.
     The Company cannot assure investors what percentage, if any, of the distributions paid on its common stock will be treated as qualified dividend income or net long-term capital gains or what the tax rates on various types of income or gain will be in future years. The rates applicable to qualified dividend income and net long-term capital gains are currently scheduled to increase for taxable years beginning after December 31, 2010.
     Energy Trusts Tax Risks. There are certain tax risks associated with the Energy Trusts in which the Company may invest. These tax risks include the possibility that Canadian and U.S. taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain Energy Trusts, or U.S. taxing authorities could challenge the Company’s treatment of the Energy Trusts in which the Company invests as corporations or grantor trusts for tax purposes. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of the Company’s investments, as well as on the after-tax income available for distribution by the Energy Trusts, which in turn would reduce the cash available to the Company for distribution to common stockholders.
     Canadian Tax Risks. If any of the Canadian Energy Trusts in which the Company has made an investment ceased to qualify as a “mutual fund trust” for purposes of the Income Tax Act (Canada) (the “Canadian Tax Act”), this could have a negative impact on the value of the Company’s investment in such Canadian Energy Trust, as well as on the after tax income available for distribution by such Canadian Energy Trust, which would in turn reduce the cash available to the Company for distribution to common stockholders. Moreover, if the Company was not considered to be a resident of the U.S. for purposes of the Canada-United States Income Tax Convention (the “Treaty”): (i) certain distributions from Canadian Energy Trusts and dividends from Canadian corporations would be subject to a higher rate of Canadian withholding tax, and (ii) capital gains realized on the disposition of units of any Canadian Energy Trusts and shares of Canadian corporations which would be taxable in Canada but for the availability of an exemption from tax under the Treaty would then be subject to Canadian capital gains tax. As a result, the cash available to the Company for distribution to common stockholders would be reduced. If the common stock of the Company ceased to be listed on the NYSE or another prescribed stock exchange and more than 50% of the fair market value of the Company’s common stock was, at any time in the 60 month period prior to the date of disposition of such common stock by a holder, attributable to taxable Canadian property for purposes of the Canadian Tax Act and more than 50% of the fair market value of the Company’s common stock was derived, directly or indirectly, from a real property situated in Canada, a timber resource property in Canada or a Canadian resource property or from any combination of the foregoing, the holder of the common stock would be liable for Canadian tax on any gain arising on the sale of Company common stock, subject to the availability of relief under an applicable income tax convention.
     There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules would not adversely affect the Company’s investments in Energy Trusts or the value of the Company’s common stock.
     Failure to Qualify as a Regulated Investment Company. If, in any year, the Company fails to qualify as a RIC under the applicable U.S. tax laws, the Company would be taxed as an ordinary corporation. In such case, distributions out of earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to the common stockholders as ordinary income. Provided certain holding period and other requirements are met, some portion of such distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders for taxable years beginning on or before December 31, 2010, or (ii) for the dividends-received deduction in the case of corporate stockholders. In order to re-qualify as a RIC that is accorded special tax treatment, the Company could be required to recognize unrealized gains over the ten years after re-qualification unless the Company elects to recognize and pay a corporate-level tax on all of its unrealized gains and make substantial distributions before re-qualification.
     U.S. Royalty Trusts Tax Risks. Certain U.S. royalty trusts are treated as grantor trusts for U.S. federal income tax purposes and generally pass through tax items such as income, gain or loss to interest holders on a gross basis. In such cases, the Company will be required to monitor the individual underlying items of income that it receives from such grantor trusts to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. The extent to which the Company may invest in securities issued by such trusts may be limited by the Company’s intention to qualify as a RIC under the Code.
     MLP Tax Risks. The Company’s ability to meet its investment objectives will depend in part on the distributions it receives from the securities in which it invests. The benefit the Company derives from its investment in MLPs depends in part on the MLPs being treated as partnerships for U.S. federal income tax purposes. If, as a result of a change in current law, a successful Internal Revenue Service challenge under current law, or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay U.S. federal income tax on its income at a maximum corporate tax rate of 35%. Therefore, if an MLP were classified as a corporation for U.S. federal income tax purposes, it would reduce the amount of cash available for distribution from such MLP. As a result, treatment of an MLP as a corporation for U.S. federal income tax purposes would reduce the after-tax return of the Company’s investment in such MLP, which could reduce the net asset value of the Company’s stock.
     Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Company or the Energy Companies in which the Company invests. Any such changes could negatively impact the Company’s common stockholders. For example, new legislation could negatively impact the amount and tax characterization of dividends received by the Company’s common stockholders.
Legal and Regulatory Risk
     Legal, tax and regulatory changes could occur during the term of the Company that may adversely affect the Company. The regulatory environment for closed-end funds is evolving, and changes in the regulation of closed-end funds may adversely affect the value of investments held by the Company and the ability of the Company to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Company could be substantial and adverse.
Interest Rate Hedging Risk
     The Company may in the future hedge against interest rate risk resulting from the Company’s leveraged capital structure and its portfolio holdings. Interest rate transactions the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Company’s success in using hedging instruments is subject to Swank

Advisors’ ability to correctly predict changes in the relationships of such hedging instruments to the Company’s leverage risk, and there can be no assurance that Swank Advisors’ judgment in this respect will be accurate. Depending on the state of interest rates in general, the Company’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of its common stock. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Company’s common stock. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
Arbitrage Risk
     A part of Swank Advisors’ investment operations may involve spread positions between two or more securities, commodities or derivatives positions, or a combination of the foregoing. Swank Advisors’ trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.
Delay in Use of Proceeds
     Although the Company intends to invest the proceeds of this offering in accordance with the Company’s investment objective as soon as practicable, such investments, particularly those in unregistered or otherwise restricted securities, may be delayed if suitable investments are unavailable at the time or if the Company is unable to secure firm commitments for direct placements. The Company anticipates that it will be fully invested in accordance with the Company’s investment objective within three months after the completion of the offering. Prior to the time the Company is fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. Income received by the Company from these securities would likely be less than returns sought pursuant to the Company’s investment objective and policies. As a result, the return on the Company’s common stock in the first year of its investment operations is expected to be lower than when the Company is fully invested in accordance with its investment objective and policies. See “Use of Proceeds” on page [___].
Equity Securities Risk
     The equity securities of the Energy Companies in which the Company invests may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Company has exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of the Company’s Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.

Small–Cap and Mid–Cap Company Risk
     Certain of the Energy Companies in which the Company may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies respectively). Investing in the securities of small-cap or mid-cap Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of these Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap or mid-cap company securities may not be widely followed by the investment community, which may result in reduced demand.
Leverage Risk
     Although the Company’s use of leverage may create an opportunity for increased returns for its common stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains from the investments purchased with leverage, net of increased expenses associated with such leverage, do not cover the cost of such leverage, the return to the Company’s common stock will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be used or will be successful. Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of the Company’s common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends paid on the preferred stock may reduce the returns to the Company’s common stockholders or result in fluctuations in the dividends paid on the Company’s common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Company’s common stock than if the Company were not leveraged, which may result in a greater decline in the market price of the Company’s common stock; and when the Company uses financial leverage, the investment management fee payable to Swank Advisors may be higher than if the Company did not use leverage.
     The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of shares of preferred stock, constitute a substantial lien and burden by reason of their prior claim against the Company’s income and against its net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Company under a leverage borrowing program are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. The Company may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, the Company meets certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, the Company may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell the Company’s assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Company’s being subject to covenants relating to asset coverage and the Company’s portfolio composition and may impose special restrictions on the Company’s use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common stock in certain instances. The Company may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred stock or other Leverage Instruments issued by the Company. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Swank Advisors does not believe that these covenants or guidelines will impede it from managing the Company’s portfolio in accordance with its investment objective and policies.
     While the Company may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Company will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Company’s common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Company were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if the Company had not reduced leverage. The Company may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of the Company’s common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.
     Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of the Company’s common stockholders. See “Description of Stock — Preferred Stock” on page [___].
Liquidity Risk
     Although the equity securities of the Energy Companies in which the Company invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Company’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company’s ability to take advantage of other market opportunities.
     The Company also expects to invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Company may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Company, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Company would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Company’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
     The Company expects its investments in restricted securities to include investments in private companies. These securities may not be registered under the Securities Act for sale by the Company until it becomes a public company. Accordingly, in addition to the risks described above, the Company’s ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.
Non-Diversification Risk
     The Company is a non-diversified, closed-end investment company under the 1940 Act. Although the Company may invest a relatively high percentage of its assets in a limited number of issuers, in order to qualify as a RIC for U.S. federal income tax purposes, the Company must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Company’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company’s total assets is invested in the securities of any one issuer (other than the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent the Company invests a relatively high percentage of the Company’s assets in the obligations of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence, and it could result in the Company’s failure to qualify as a RIC.
Valuation Risk
     Market prices may not be readily available for certain of the Company’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Company’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value.
     Additionally, the value of these securities typically requires more reliance on the judgment of Swank Advisors than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities’ true value or may have to delay their sale in order to do so. See “Net Asset Value” on page [___].
Portfolio Turnover Risk
     The Company anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Swank Advisors’ execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. See “Swank Energy Income Fund of North America, Inc. — Investment Practices — Portfolio Turnover” on page [___].
Derivatives Risk
     The Company may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Company also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Company’s ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment or may cause the Company to hold a security that it might otherwise sell. Additionally, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Company for investment purposes.
     The Company may write covered call options. As the writer of a covered call option, during the option’s life the Company gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Company retains the risk of loss should the price of the underlying security decline.
     The Company may also write uncovered call options (i.e., where the Company does not own the underlying security or index) to a limited extent. Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise further, thereby exacerbating the loss.

     The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Company seeks to close out an option position. If trading were suspended in an option purchased by the Company, the Company would not be able to close out the option. If the Company were unable to close out a covered call option that the Company had written on a security, the Company would not be able to sell the underlying security unless the option expired without exercise. If the Company were unable to close out an uncovered call option that the Company had written on a security, the Company retains the risk of a price increase in the underlying security until the Company purchases the security or the option expires without exercise.
     Depending on whether the Company would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Company’s common stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Company’s common stock. If the Company fails to maintain any required asset coverage ratios in connection with any use by the Company of Leverage Instruments, the Company may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in the Company’s seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Company. Early termination of a cap could result in a termination payment to the Company.
     The Company intends to segregate liquid assets against or otherwise cover its future obligations under such swap or cap transactions, in order to provide that its future commitments for which the Company has not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, will not exceed 33 1/3% of its total assets. In addition, such transactions and other use of Leverage Instruments by the Company will be subject to the asset coverage requirements of the 1940 Act, which generally restrict the Company from engaging in such transactions unless the value of the Company’s total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of such Leverage Instruments. In other words, the principal amount of such Leverage Instruments may not exceed 33 1/3% of the Company’s total assets.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Company’s use of swaps or caps could enhance or harm the overall performance of its common stock. For example, the Company may use interest rate swaps and caps in connection with any use by the Company of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Company’s common stock. In addition, if short-term interest rates are lower than the Company’s fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of the Company’s common stock in the event that the premium paid by the Company to the counterparty exceeds the additional amount the Company would have been required to pay had the Company not entered into the cap agreement.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Company is contractually obligated to make. If the counterparty defaults, the Company would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Company’s portfolio assets being hedged or the increase in its cost of financial leverage. Depending on whether the Company would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Company’s common stock.
Short Sales Risk
     Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.
     The Company’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Company also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Company borrowed the security regarding payment over of any payments received by the Company on such security, the Company may not receive any payments (including interest) on the Company’s collateral deposited with such broker-dealer.
Inflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Company’s common stock and dividends can decline.
Management Risks
     The Company’s portfolio is subject to management risk because it will be actively managed. Swank Advisors will apply investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that they will produce the desired results.
     Substantially all decisions with respect to the management of the Company are made exclusively by its investment adviser. Investors have no right or power to take part in the management of the Company. The Company’s investment adviser also is responsible for all of the trading and investment decisions of the Company. In the event of the withdrawal or bankruptcy of its investment adviser, generally the affairs of the Company will be wound-up and its assets will be liquidated.
Terrorism/Market Disruption Risk
     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding such events may affect Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
Debt Securities Risks
     Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.
     Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Company could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
     Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which the Company may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Fitch Ratings or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.
     In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Company to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Company’s portfolio in the payment of principal or interest, the Company may incur additional expense to the extent the Company is required to seek recovery of such principal or interest.
     For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies and Techniques” in the Company’s statement of additional information. For a description of the ratings categories of certain rating agencies, see Appendix A to the Company’s statement of additional information.
     Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Company’s portfolio are called or redeemed, the Company may be forced to reinvest in lower yielding securities.
Dependence on Key Personnel of Swank Advisors
     The Company is dependent upon Swank Advisors’ key personnel for its future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, the Company will depend on the diligence, skill and network of business contacts of the personnel of its investment adviser, Swank Advisors, and the portfolio managers who will evaluate, negotiate, structure, close and monitor the Company’s investments. The portfolio managers do not have long-term employment contracts with Swank Advisors, although they do have equity interests and other financial incentives to remain with the firm. For a description of Swank Advisors, see “Management — Investment Adviser” on page [___]. The Company will also depend on the senior management of Swank Advisors. The departure of the Company’s investment adviser, Swank Advisors, or its senior management could have a material adverse effect on the Company’s ability to achieve its investment objective. In addition, the Company can offer no assurance that Swank Advisors will remain its investment adviser or that the Company will continue to have access to Swank Advisors’ industry contacts and deal flow.

Conflicts of Interest of Swank Advisors
     Conflicts of interest may arise because Swank Advisors and its affiliates generally will be carrying on substantial investment activities for other clients, including but not limited to the Affiliated Funds, in which the Company will have no interest. Swank Advisors or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. Swank Advisors or its affiliates may buy or sell securities for the Company which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Company’s. Situations may occur when the Company could be disadvantaged because of the investment activities conducted by Swank Advisors and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Company and the other accounts, thereby limiting the size of the Company’s position, or the difficulty of liquidating an investment for the Company and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Company’s Board of Directors and officers have a fiduciary obligation to act in its best interest.
     The Company’s investment opportunities may be limited by affiliations of Swank Advisors or its affiliates with Energy Companies. Additionally, to the extent that Swank Advisors sources and structures private investments in Energy Companies, certain employees of Swank Advisors may become aware of actions planned by Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that the Company could be precluded from investing in an Energy Company about which Swank Advisors has material non-public information; however, it is Swank Advisors’ intention to ensure that any material non-public information available to certain Swank Advisors employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Company securities.
     Swank Investment Advisers manage several private investment funds (the “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Company. Further, Swank Advisors may at some time in the future, manage other investment funds with the same investment objective as the Company.
     Swank Advisors and its affiliates generally will be carrying on substantial investment activities for other clients, including but not limited to the Affiliated Funds, in which the Company will have no interest. Investment decisions for the Company are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Swank Advisors or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Swank Advisors in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Swank Advisors and approved by the Company’s Board of Directors. In some cases, this system may adversely affect the price or size of the position the Company may obtain.

     Swank Advisors is operated by its senior professionals. Some of these senior professionals manage the Affiliated Funds and may at some time in the future manage other investment funds with the same or a similar investment objective as the Company. The Company’s investment opportunities may be limited by investment opportunities in Energy Companies that Swank Advisors is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Company and one or more of the Affiliated Funds, Swank Advisors will need to fairly allocate that investment to the Company or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Company in which the Company cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, the Company and its affiliates, including the Affiliated Funds, are generally precluded from co-investing in private placements of securities. To the extent the Company is precluded from co-investing, Swank Advisors will allocate private investment opportunities among its clients, including but not limited to the Company and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Company.
     The management fee payable to Swank Advisors is based on the value of the Company’s assets, as periodically determined. A significant percentage of the Company’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Company will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Swank Advisors, the Company’s Board of Directors and its Valuation Committee will participate in the valuation of its securities. See “Net Asset Value” on page [___].
     Akin Gump Strauss Hauer & Feld LLP, counsel to the Company in this offering, has represented, and continues to represent, Swank Advisors. Such counsel does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Company or determination of the relative interests, rights and obligations of the Company’s investment adviser and the investors.
Anti-Takeover Provisions
     The Company’s charter (the “Charter”) and bylaws (the “Bylaws”) and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of the Company, to convert the Company to open-end status, or to change the composition of the Company’s Board of Directors. The Company has also adopted other measures that may make it difficult for a third party to obtain control of the Company, including classifying its Board of Directors in three classes serving staggered three-year terms, and provisions authorizing the Company’s Board of Directors to classify or reclassify shares of the Company’s stock in one or more classes or series, to cause the issuance of additional shares of the Company’s stock, and to amend the Company’s Charter, without stockholder approval, to increase or decrease the number of shares of stock that the Company has authority to issue. These provisions, as well as other provisions of the Company’s Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of the Company’s stockholders. As a result, these provisions may deprive the Company’s common stockholders of opportunities to sell their common stock at a premium over the then current market price of the Company’s common stock. See “Description of Stock” on page [___].
DIVIDENDS
     Commencing with its initial dividend, the Company intends to make regular quarterly cash distributions to its common stockholders. Such dividends will be authorized by the Company’s Board of Directors and declared by the Company out of funds legally available therefor. The Company expects to pay its initial dividend on or about [                    ], 2007. There is no assurance that the Company will continue to pay regular dividends or that it will do so at a particular rate.
     The Company expects that only a portion of the cash payments it receives from its investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Company cannot predict how much of its investment company taxable income will be included in the distribution it makes for any given quarter. However, the Company intends to pay to common stockholders on an annual basis at least 90% of its investment company taxable income. Quarterly distributions may also include cash received as return of capital from the Company’s portfolio investments or return of the Company’s investors’ capital.
     Various factors will affect the levels of cash the Company receives from its investments, as well as the amounts of income and return of capital represented by such cash. To permit it to maintain a more stable quarterly distribution, the Company may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Company’s net asset value. Correspondingly, once distributed, such amounts will be deducted from the Company’s net asset value.
     A portion of the Company’s dividends may consist of a return of investors’ capital and would be treated as such for U.S. federal income tax purposes. See “Tax Matters” on page [___].
     The 1940 Act generally limits the Company’s long-term capital gain distributions to one per year, although under some circumstances Section 19(b) and Rule 19b-1 of the 1940 Act allow the Company up to three distributions per year that it may designate in whole or in part as capital gain distributions. This limitation does not apply to that portion of the Company’s distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of income).
     Unless an investor elects to reinvest its common stock dividends into additional common stock pursuant to the Company’s Dividend Reinvestment Plan, the investor’s common stock dividends will automatically be distributed to the investor. See “Dividend Reinvestment Plan” on page [___].
SWANK ENERGY INCOME FUND OF NORTH AMERICA, INC.
About The Company
     Swank Energy Income Fund of North America, Inc. is a non-diversified, closed-end investment company registered under the 1940 Act, formed as a Maryland corporation on September 13, 2006 and will conduct business as Swank Energy Income Fund of North America, Inc. The Company has no operating or public trading history. The Company’s principal office is located at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219, and its telephone number is (214) 692-6334.
Investment Objective
     The Company’s investment objective is to obtain a high total return with an emphasis on current income. The Company seeks to achieve this objective by investing at least 80% of the aggregate of its total assets in securities of Energy Trusts and MLPs. In addition to Energy Trusts and MLPs, the Company will also invest in the securities of Other Energy Companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage. No assurance can be given that the Company’s investment objective will be achieved. The entities in which the Company will invest will be predominantly U.S. Royalty Trusts, Canadian Oil and Gas Trusts, Oilfield Services Trusts, Infrastructure Trusts, Alternative Energy Trusts and MLPs, including E&P MLPs, as described in “— Description of Energy Trusts and MLPs” on page [___].
     The Company’s investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to the Company’s voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that the Company will achieve its investment objective. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. Also, the Company may, but is not required to, use derivative investments and engage in short sales and arbitrage to hedge against interest rate, currency or market risks or to generate additional returns. For a more complete discussion of the Company’s portfolio composition, see “— Portfolio Composition” on page [___].
Investment Thesis
     Swank Advisors believes investments in Energy Companies provide attractive investment opportunities for several reasons, including the following:
     Energy Demand Outpacing Supply. The Energy Information Administration (the “EIA”), a statistical agency of the U.S. Department of Energy, projects that worldwide oil demand will grow 1.44% annually to 118 million barrels per day in 2030, driven by increased consumption in the transportation and industrial sectors. Natural gas is expected to be the fastest growing primary energy source worldwide, growing 2.4% annually to 182 trillion cubic feet in 2030 to meet the needs of power generation in the industrial sectors. Stable economic growth will fuel growing energy demand in North America (with demand expected to grow 1.3% annually), while industrialization will fuel growth in energy demand in emerging economies such as China and India (where demand is expected to grow annually at 4.2% and 3.2%, respectively). On the supply side, oil production from sources that are not members of the Organization of Petroleum Exporting Countries (“OPEC”) is expected to grow only 1.0% annually through 2030, requiring an increase in OPEC’s production capacity or a drawdown in OPEC’s inventories to meet demand. The following charts provide projections of North American gas consumption and U.S. petroleum products consumption, respectively, for the years indicated.
Natural Gas Consumption by Country
2003-2030
Sources: 2003: U.S. Department of Energy, Energy Information Administration (“EIA”), International Energy Annual 2003 (May-July 2005), web site www.eia.doe.gov/iea/. Projections: EIA, System for the Analysis of Global Energy Markets (2006).

US Petroleum Products Consumption
2004-2030
Sources: U.S. Department of Energy, Energy Information Administration, Annual Energy Outlook 2006 with Projections to 2030, Report #: DOE/EIA-0383(2006).
     Growing Importance of Canadian Resources. As the largest exporter of crude oil and natural gas to the United States, Swank Advisors believes Canada will become an increasingly important source of oil and gas for the U.S., as well as other regions. The development of Canada’s oil sands resource in its northern Alberta province has helped mitigate declines from conventional production and has boosted the country’s reserves to 180 billion barrels (the second largest in the world behind Saudi Arabia). According to the Canadian Association of Petroleum Producers (“CAPP”), Canada is the third largest producer of natural gas in the world. Natural gas developments in Eastern Canada and the Mackenzie Delta, as well as unconventional and tight gas plays, such as coalbed methane, should enable overall production to grow in the foreseeable future. Swank Advisors believes Canadian oil and gas resources will increase in importance and value, due to the country’s stable political environment and location next to the U.S., the largest consumer of natural resources, including oil and gas resources. The following chart details Canada’s oil reserves in relation to other producing countries.

World Oil Reserves by Country as of December 2005
         Sources: “Worldwide Look at Reserves and Production,” Oil & Gas Journal, Vol. 103, No. 47
         (December 19, 2005), pp. 24-25.
     Favorable Commodity Price Environment. With increased demand forecast, limited spare capacity from OPEC and limited growth from non-OPEC producers, Swank Advisors believes a fundamental case exists for strong oil prices. Increased demand from industrializing nations such as China and India should support pressure on excess capacity and hence oil prices. Natural gas prices in North America should remain robust, as drilling has reached peak levels the last two years, without significant increased production levels. While the importation of Liquefied Natural Gas (“LNG”) could dampen natural gas prices in the future, Swank Advisors does not believe this will have a material impact for at least several years.
     Growth of Canadian Oil and Gas Trusts. As the Western Canadian Sedimentary Basin (the “WCSB”) has matured, larger, traditional players in the area have decreased development capital spending on existing fields, as the returns have not met the internal hurdle rates of their investment budgets. As a result, over time mature Canadian properties have been undercapitalized. Canadian Oil and Gas Trusts have filled a void in developing these mature properties, as they generally have a lower cost of capital, due to their unique tax structure.
     At current commodity prices, Canadian Oil and Gas Trusts generally have the ability to fund exploration and development capital expenditures through internally generated cash. In addition, Canadian Oil and Gas Trusts have the ability to make opportunistically accretive acquisitions to either augment or grow their asset bases. The Canadian Oil and Gas Trust sector has grown rapidly over the last several years. New oil and gas trusts have arisen from exploration and production companies converting to the trust structure, and existing trusts have grown through asset purchases from operators leaving the WCSB and merger activity with other trusts and smaller exploration and production companies. Operationally, Canadian Oil and Gas Trusts have focused on maintaining and/or growing reserves and production, improved profitability and capital efficiency, as well as maintaining the consistency of their cash flow distributions. With Canadian Oil and Gas Trusts controlling roughly 20% of the assets in the WCSB in 2005, Swank Advisors believes there are plenty of growth opportunities remaining to support attractive returns. The following chart details the growth in assets controlled by various Canadian oil and gas producers in the three years between the end of the second quarter of 2002 and 2005.
Canadian Oil and Gas Producers by WCSB Reserves
     Growth of Oilfield Services Trusts. Oilfield Services Trusts provide oil and gas operators with the necessary services and equipment to carry out exploration and development activities. These services include contract drilling, logging, workover services, waste disposal, and a variety of other services. Unlike Canadian Oil and Gas Trusts, the Oilfield Services Trusts revenue streams come from capital expenditures in the WCSB. With drilling activity at historical highs in Canada and production relatively stable, Swank Advisors believes oil and gas operators will need to expend more capital in order to maintain and grow production, which should bode well for returns in the oilfield services sector. With the increase in oil and gas prices and the favorable interest rate environment, oil and gas companies operating in the WCSB have generally increased capital expenditures on exploration, development, drilling, and well-optimization. As a result, the well count in the WCSB, an important indicator of oilfield services revenues, has increased steadily over the last eight years. The following chart shows the historical well counts in the WCSB and expected activity in 2006 and 2007.
Western Canadian Sedimentary Basin Well Count
Sources: Canadian Association of Oilwell Drilling Contractors; Canadian Association of
 Petroleum Producers.
     Energy Trusts as Total Return Investments. Swank Advisors believes Energy Trusts provide significant cash returns with the opportunity to increase cash distributions to investors based on accretive acquisitions or higher commodity prices. For the eight and one half-year period ended July 31, 2006, the CIBC Oil and Gas Energy Trust Index provided a cumulative total return of [___]%. As of July 31, 2006, the companies in this index have an average dividend yield of [___]% before the 15% withholding tax for foreign investors. As of August 31, 2006, there were fifteen U.S. Royalty Trusts listed on the NYSE and two U.S. Royalty Trusts listed on the NASDAQ with an aggregate market capitalization of approximately $9 billion and 79 Canadian Oil and Gas Trusts, Oilfield Services Trusts, Infrastructure Trusts, and Alternative Investment Trusts listed on the Toronto Stock Exchange, with an aggregate market capitalization of $115 billion. The following chart shows the eight-year cumulative total return and current yield of the CIBC Oil and Gas Energy Trust Index compared to other yield-oriented benchmark indices, respectively.
[Chart to be inserted]

*      References are made to indices for comparative purposes only. The Company’s holdings will be less diversified than the indices. The indices will reflect positions that are not within the Company’s investment strategy and such indices have not been selected to represent an appropriate benchmark for the Company. In addition, the volatility of the indices may be materially different from the performance of the Company.
Comparison with Direct Investments in Energy Trusts
     The Company seeks to provide an efficient vehicle for investing primarily in a portfolio of Energy Trusts. The Company believes that it provides a number of portfolio and tax features that would not be available from a direct investment in Energy Trusts, including the following:
•	An investment in the Company offers access to a number of Energy Trusts, providing diversification within the North American energy sector through a single professionally-managed investment vehicle;

•	Swank Advisors relies upon proprietary research and models when making investment decisions, including detailed earnings models, production and wellbore data, decline curve analysis, and net asset value models ;

•	The Company expects to have access to securities issued in initial public offerings and follow-on offerings. These securities may offer the potential for increased returns;

•	The Company may invest up to 25% of its total assets in restricted securities for which no public trading market exists. Direct placements offer the potential for increased returns, but are typically only available to a limited number of institutional investors such as the Company; and
     For tax reporting purposes each of the Company’s stockholders will receive a single U.S. Form 1099, rather than a Canadian NR4 information slip, U.S. Form 1099 or U.S. Schedule K-1 from each investment as would be the case if a stockholder invested directly.
     As is the case for direct U.S. investors in Canadian Oil and Gas Trusts, the Company’s U.S. investors will receive a U.S. income tax credit with respect to Canadian tax withholding the Company incurs, provided that the Company satisfies the requirements to pass-through its foreign tax credit, as discussed later.
Investment Policies
     Under normal market conditions:
•	The Company will invest at least 80% of its total assets in securities of Energy Trusts and MLPs. The Company will provide stockholders with sixty (60) days’ notice prior to effecting any change to this policy.

•	The Company will invest principally in equity securities such as trust units, common stocks, preferred stocks, convertible securities, warrants and depository receipts traded on one or both of the U.S. and Canadian exchanges.

•	The Company may invest up to 20% of its total assets in debt securities of Energy Companies, provided that such debt securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency or (b) with respect to up to 5% of its total assets, unrated.

•	The Company may invest up to 25% of its total assets in Energy Company securities that are unregistered in the public trading market of the country where the Energy Company is located or are otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by the Company, or until they become freely tradable with the passage of time, and (iii) securities of privately held companies. The Company will not invest more than 10% of its total assets in securities of privately held companies.

•	The Company will not invest more than 10% of its total assets in any single issuer.

•	The Company will not invest directly in commodities.
     The percentage limitations applicable to the Company’s portfolio described in this prospectus apply only at the time of investment, and the Company will not be required to sell securities due to subsequent changes in the value of securities it owns. The Company will invest in companies based in North America. The Company will invest in companies of any market capitalization.
     The Company may seek to enhance its total returns through the use of financial leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount of up to approximately 33 1/3% of its total assets, which includes assets obtained through such financial leverage. The Company may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that the Company would incur as a result of leverage, market conditions and available investment opportunities. Leverage creates a greater risk of loss, as well as potential for more gain, for the Company’s common stock than if leverage is not used. Leverage Instruments will have seniority over the Company’s common stock. If it uses Leverage Instruments, associated costs will be borne immediately by the Company’s common stockholders and result in a reduction of the net asset value of its common stock. The Company does not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with the Company’s investment objective. See “Use of Financial Leverage.” Because Swank Advisors’ management fee is based upon a percentage of the Company’s total assets, Swank Advisors’ fee will be higher if the Company employs leverage. Therefore, Swank Advisors will have a financial incentive to use leverage, which may create a conflict of interest between Swank Advisors and the Company’s common stockholders. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.”
     The Company may use derivative investments to hedge against interest rate, currency and market risks. The Company may engage in various interest rate hedging transactions, including buying or selling options or entering into other transactions including forward contracts, swaps and other derivatives transactions. In particular, to the extent that it uses financial leverage, the Company expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. The Company may also engage in certain transactions intended to hedge its exposure to currency risks due to Canadian dollar denominated investments in Energy Companies. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Company’s investment adviser’s ability to predict pertinent market movements, which cannot be assured. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies”.
     The Company may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Company may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) call options on the securities of Energy Companies or related indices; purchase call options or enter into swap contracts to increase its exposure to Energy Companies; or sell securities short. The Company expects to use these strategies on a limited basis. The Company’s paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Company purchases a stock outright; whereas with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Company will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Company replaces the borrowed security. The Company’s use of “uncovered” call options (i.e., where the Company does not own the underlying security or index) and “naked” short sales of equity securities (i.e., where the Company has no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such uncovered call and short sale positions does not exceed 15% of the Company’s total assets, and (ii) at the time of entering into any such uncovered calls or short sales, the market value of all such uncovered call and short sale positions immediately following such transaction shall not exceed 10% of the Company’s total assets.
     In addition to the investment strategies discussed above, the Company may engage in certain transactions intended to hedge the Company’s exposure to currency risks due to Canadian dollar denominated investments in Energy Companies.
Description of Energy Trusts and MLPs
     Under normal conditions, the Company intends to invest at least 80% or more of its total assets in Energy Trusts and MLPs. The market size for Energy Trusts and MLPs is significant. As of August 31, 2006, there were fifteen U.S. Royalty Trusts listed on the NYSE and two U.S.

Royalty Trusts listed on the NASDAQ with an aggregate market capitalization of approximately $9 billion, 79 Canadian Oil and Gas Trusts, Oilfield Services Trusts, Infrastructure Trusts and Alternative Energy Trusts listed on the Toronto Stock Exchange with an aggregate market capitalization of approximately $115 billion.
     Energy Trust Structure. Royalty trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The royalty trust structure was developed to facilitate distributions to investors on a tax-efficient basis. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a royalty trust. The variety of businesses upon which royalty trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.
     U.S. Royalty Trusts. U.S. Royalty Trusts passively manage net working interests and royalties in mature oil and gas producing properties in the United States. Unit holders generally receive most of the cash flows from these investments in the form of distributions. The U.S. Royalty Trusts do not acquire new properties, operate the existing properties within the trust, hedge production, or issue new equity or debt.
     Canadian Oil and Gas Trusts. Canadian Oil and Gas Trusts engage in the acquisition, development and production of natural gas and crude oil. These trusts generally seek to establish, maintain or expand their reserves through development drilling activities and/or acquisitions of producing companies or proven oil and gas reserves. Such investments and acquisitions are funded through internally generated cash-flow, the issuance of debt and additional equity. Successfully replacing reserves enables Canadian Oil and Gas Trusts to offset natural production declines and maintain cash distribution levels. Unlike oil and gas exploration and production companies, Canadian Oil and Gas Trusts generally do not engage in exploration activities that require substantial capital expenditures and carry a greater risk of drilling unproductive wells, or dry holes. To mitigate commodity price risks, many Canadian Oil and Gas Trusts regularly engage in oil and gas hedging strategies. Under Canadian tax laws, an income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities.
     Oilfield Services Trusts. Oilfield Services Trusts operate assets used in the drilling, casing and completing of new oil and gas wells, as well as the maintenance and enhancement of previously producing wells. Services provided include all aspects of contract drilling, workovers and well servicing, stimulation, logging, measurement while drilling, drilling camp accommodations, logistics, and waste management.
     Infrastructure Trusts. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Services provided by Infrastructure Trusts relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Infrastructure Trusts relating to crude oil include the gathering, transportation, storage and terminalling of crude oil.

Services provided by Infrastructure Trusts relating to refined petroleum products include the transportation, storage and terminalling of products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Infrastructure Trusts may also operate ancillary businesses, including the marketing of the products and logistical services.
     Alternative Energy Trusts. Alternative Energy Trusts own assets used to generate energy in forms other than oil and gas, including interests in hydroelectric, cogeneration, wind power and biofuels facilities. A hydroelectric facility generates electricity from moving water. Cogeneration is the simultaneous production of electricity and thermal energy such as hot water or steam from a single fuel source, such as natural gas. Wind power is the conversion of wind energy into electricity using wind turbines. Biofuel is any fuel that is derived from biomass, which is organic matter that is burned in an incinerator and converted into combustible gas.
     Master Limited Partnerships. Master limited partnerships (“MLPs”), including exploration and production master limited partnerships (“E&P MLPs”), are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources. The Company will seek to invest in MLPs which focus on the development of oil and gas reserves.
Investment Philosophy
     Swank Advisors was formed in 2002 to provide investment research and portfolio management of specific niche income oriented sectors. The current three areas of expertise of Swank Advisors and its affiliates include royalty, energy and Canadian income trusts, MLPs and global commodities. Swank Advisors’ investment core competency is a bottom-up fundamental research approach. Swank Advisors has built a “Wall Street” quality research team to exploit these under-researched “retail market” areas of the broader investment markets. Several of its professionals have direct energy industry operating experience as well as Wall Street research and consulting experience. Combined with an integrated risk management system over its portfolios, Swank Advisors believes this approach should provide positive relative returns with an emphasis on current income.
     Swank Advisors’ fundamental analysis utilizes its proprietary company and industry models to project production levels, earnings, cash flows and distributions. Swank Advisors’ in-depth decline curves and reservoir modeling of oil and natural gas reserves creates unique insights into investment decisions in the energy sector. Swank Advisors’ core strategy is to identify those companies with superior energy reserve profiles that allow relative stable future production with opportunities to cost effectively exploit those reserves. Swank Advisors also relies on its near term outlook for oil and natural gas prices and relative pricing differentials in Canadian and U.S. basins to determine weighting toward oil or natural gas Energy Trusts.
     Swank Advisors and its affiliates have deep knowledge, models and proprietary research on all U.S. and Canadian Energy Trusts and on all MLPs, including E&P MLPs. Swank Advisors’ years of experience in the industry provides a solid understanding of important industry issues such as the growing importance of unconventional reservoirs in North American natural gas development, the impact of growing Canadian oil sands production on macro energy supply and demand balances as well as the emerging impact of Liquefied Natural Gas (“LNG”) in the U.S. natural gas equation.
Portfolio Composition
     The Company’s portfolio will be composed principally of the investments discussed in this section. A more detailed description of the Company’s investment policies and restrictions and more information about its portfolio investments are contained in this prospectus and the Company’s statement of additional information.
     Equity Securities. The Company intends to invest primarily in U.S. and Canadian equity securities, including common units, common stock, preferred shares, convertible securities, warrants, and depository receipts. Common units generally represent an equity ownership interest in an issuer. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Company. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity securities to which the Company has exposure. Equity security prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
     Non-U.S. Equity Securities. The Company may also invest in non-U.S. equity securities including securities denominated in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, the Company is subject to additional risks when it invests in such non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
     Debt Securities. The debt securities in which the Company may invest up to 20% of its total assets may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Company invests in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Fitch Ratings or Standard & Poor’s, a comparable rating by another rating agency or, if unrated, determined by Swank Advisors to be of comparable quality. If a security satisfies the Company’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. Securities rated Ba by Moody’s Investors Service, Inc. are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch Ratings are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
     Restricted/Unregistered Securities. The Company may also invest up to 25% of its total assets in Energy Company securities that are unregistered in their principal trading market or are otherwise restricted securities. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by the Company, or until they become freely tradable with the passage of time, and (iii) securities of privately held companies. Restricted securities may be more difficult to value and the Company may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Company, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Company would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Company’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
     The Company expects its investments in restricted securities to include investments in private companies. These securities may not be registered under the Securities Act for sale by the Company until such private company becomes a public company. Accordingly, in addition to the risks described above, the Company’s ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.
     Master Limited Partnerships (“MLPs”). The Company may invest in equity securities of MLPs, including E&P MLPs, some of which may have limited or no operating history. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for U.S. federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.
     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering are being invested, during periods in which Swank Advisors determines that it is temporarily unable to follow the Company’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Company may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents or high quality debt securities. Swank Advisors’ determination that it is temporarily unable to follow the Company’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Company’s investment strategy is extremely limited or absent. In such a case, the Company’s common stock may be adversely affected and the Company may not pursue or achieve its investment objective.
Investment Practices
     In addition to holding the portfolio investments described above, the Company may, but is not required to, use the following investment practices.
     Use of Derivatives. The Company may use derivative investments to hedge against interest rate and market risks. The Company may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions.
     The Company may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. The Company also may purchase derivative investments that combine features of these instruments. The Company generally seeks to use these instruments as hedging strategies to seek to manage its effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by the Company, protect against possible adverse changes in the market value of securities held in or to be purchased for its portfolio, or otherwise protect the value of its portfolio. See “Risk Factors — Derivatives Risk” on page [___] in the prospectus and “Investment Policies” in the Company’s statement of additional information for a more complete discussion of these transactions and their risks.
     In addition, the Company may engage in transactions intended to hedge the currency risk to which it may be exposed because it will be making Canadian dollar denominated investments in Energy Companies. Currency hedging transactions in which the Company may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Swank Advisors’ ability to predict pertinent market movements, which cannot be assured. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies — Currency Hedging Risk” on page [    ].
     The Company may also short sell Treasury securities to hedge its interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Short Sales Risk” on page [___].
     Use of Arbitrage and Other Strategies. The Company may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Company may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) covered call options on the securities of Energy Companies or other securities held in its portfolio; write (or sell) uncovered call options on the securities of Energy Companies; purchase call options or enter into swap contracts to increase its exposure to Energy Companies; or sell securities short. With a long position, the Company purchases a stock outright; whereas with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Company will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Company replaces the borrowed security. To increase its exposure to certain issuers, the Company may purchase call options or use swap agreements. The Company expects to use these strategies on a limited basis. See “Risk Factors — Short Sales Risk” on page [___] and “Risk Factors — Derivatives Risk” on page [___].
     Financial Leverage. The Company generally will seek to enhance its total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to approximately 33 1/3% of its total assets after such use or issuance. See “Use of Financial Leverage” on page [___].
     Portfolio Turnover. The Company anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Swank Advisors’ execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company.
USE OF FINANCIAL LEVERAGE
     The Company may seek to enhance its total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to approximately 33 1/3% of its total assets after such use or issuance. Leverage creates a greater risk of loss, as well as potential for more gain, for the Company’s common stock than if leverage is not used. The Leverage Instruments would have complete priority upon distribution of assets over common stock. Depending on the type of Leverage Instruments involved, the Company’s use of financial leverage may require the approval of its Board of Directors. The Company expects to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus. If shares of preferred stock are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more. So long as the Company’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument after taking its related expenses into consideration, the leverage will cause the Company’s common stockholders to receive a higher rate of income than if it was not leveraged. There is no assurance that the Company will utilize Leverage Instruments or, if Leverage Instruments are utilized, that they will be successful in enhancing the level of the Company’s total return. The net asset value of the Company’s common stock will be reduced by the fees and issuance costs of any Leverage Instruments. The Company does not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with its investment objective. The Company anticipates that it will invest the majority of the net proceeds of the offering within three months, and may thereafter use Leverage Instruments.
     Leverage creates risk for holders of the Company’s common stock, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of the Company’s common stock or will result in fluctuations in the dividends paid by the Company on its common stock. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Company), the Company’s total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Company), the Company’s total return will be less than if leverage had not been used, and therefore, the amount available for distribution to the Company’s common stockholders will be reduced. In the latter case, Swank Advisors in its best judgment nevertheless may determine to maintain the Company’s leveraged position if it expects that the benefits to the Company’s common stockholders of so doing will outweigh the current reduced return. Under normal market conditions, the Company anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Company), which would enhance returns to the Company’s common stockholders. The fees paid to Swank Advisors will be calculated on the basis of the Company’s total assets including proceeds from Leverage Instruments. During periods in which the Company uses financial leverage, the investment management fee payable to Swank Advisors will be higher than if the Company did not use a leveraged capital structure. Consequently, the Company and Swank Advisors may have differing interests in determining whether to leverage the Company’s assets. The Board of Directors will monitor the Company’s use of leverage and this potential conflict.

     The use of leverage creates risks and involves special considerations. To the extent that the Company uses leverage, it expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. See “Risk Factors — Leverage Risk” on page [___] and “Risk Factors — Interest Rate Hedging Risk” on page [___].
     The Maryland General Corporation Law authorizes the Company, without prior approval of its common stockholders, to borrow money. In this regard, the Company may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such borrowing, the Company may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Company, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 1/3% of its total assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Company.
     The rights of the Company’s lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of the Company’s common stockholders, and the terms of any such borrowings may contain provisions which limit certain of the Company’s activities, including the payment of dividends to the Company’s common stockholders in certain circumstances. Under the 1940 Act, the Company may not declare any dividend or other distribution on any class of its stock, or purchase any such stock, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant the Company’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Since the Company intends to elect to be treated and to qualify each year as a RIC, such provisions would impair the Company’s status as a RIC under the Code. Subject to its ability to liquidate its relatively illiquid portfolio, the Company intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all of the Company’s other existing and future borrowings.
     Certain types of borrowings may result in the Company being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Company may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by the Company. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Swank Advisors from managing the Company’s portfolio in accordance with the Company’s investment objective and policies.
     Under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the value of its total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the

Company’s total assets). In addition, the Company is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of its total assets is at least 200% of such liquidation value. If the Company issues preferred stock, it intends, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Company and may also prohibit dividends and other distributions on the Company’s common stock in such circumstances. In order to meet redemption requirements, the Company may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Company to incur related transaction costs and could result in capital losses to the Company. If the Company has preferred stock outstanding, two of its Directors will be elected by the holders of preferred stock as a class. The Company’s remaining Directors will be elected by holders of its common stock and preferred stock voting together as a single class. In the event the Company fails to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of its Directors.
     The Company may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of its securities. See “Swank Energy Income Fund of North America, Inc. — Portfolio Composition — Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” on page [___].
Effects of Leverage
     Assuming that the Leverage Instruments will represent approximately 33 1/3% of the Company’s total assets and the Company will pay dividends or interest on such Leverage Instruments at an annual combined average rate of 4.0%, the income generated by the Company’s portfolio (net of its estimated related expenses) must exceed 1.33% in order to cover such payments. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.
     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Company’s portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Company. See “Risk Factors” on page [___].
     The table further reflects the issuance of Leverage Instruments representing 33 1/3% of the Company’s total assets, net of expenses, and its currently projected annual Leverage Instrument rate of 4.0%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%		(5)%		0%		5%		10%
Common Stock Total Return	([__]	)%	([__]	)%	([__]	)%	([__]	)%	([__]	)%

     Common stock total return is composed of two elements: common stock dividends paid by the Company (the amount of which is largely determined by the Company’s net investment income after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Company owns. As required by SEC rules, the table above assumes that the Company is are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Company must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.
MANAGEMENT
Directors and Officers
     The Company’s business and affairs will be managed under the direction of its Board of Directors, including supervision of the duties performed by Swank Advisors. The Company’s Board of Directors currently consists of [ ] Directors: [                    ]. Two-thirds of the Board of Directors consists of Directors that are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. The Company refers to these individuals as its “Independent Directors.” The Board of Directors elects its officers, who will serve at the Board’s discretion.
     The following table includes information regarding the Company’s Directors and officers, and their principal occupations and other affiliations during the past five years. The address for all Directors and officers is [                    ].

Other
	Position(s)		Principal Occupations	Directorships
Name (Year	Held with	Term of Office/	During Past	Held by
Born)	Registrant	Time of Service	Five Years	Director/Officer
Independent Directors

[TO COME]

Interested Director and Officers(1)
Jerry V. Swank	Director; Chief Executive Officer; President	3-year term as a Director/ served since [___];elected annually as an officer/ served since inception	Founder and Senior Managing Director of Swank Group, LLC (2000 to present); Managing Director and President of John S. Herold, Inc. (1995 to 2000); Credit Suisse First Boston Corporation (1980 to 1995), Director and Southwestern Regional Sales Manager, Credit Suisse First Boston Corporation (1985 to 1995); Analyst and portfolio manager, Mercantile Texas Corp. (1976 to 1980).

Other
	Position(s)		Principal Occupations	Directorships
Name (Year	Held with	Term of Office/	During Past	Held by
Born)	Registrant	Time of Service	Five Years	Director/Officer
G. Paul Ferguson	Vice President	Elected annually/served since inception	Vice President, Swank Investment Advisers (2002 to present); Equity research analyst, Frost Securities, Inc. (2001 to 2002); Product manager of energy risk management, Allegro Development (1999 to 2001); Operations engineer, Koch Gateway Pipeline Company and Delhi Gas Pipeline Corporation (1996 to 1999); Petroleum engineer, Kerr-McGee Corporation (1991 to 1995).

Bennet C. Vig	Secretary	Elected annually/served since inception	Secretary, Swank Investment Advisers (2003 to present), Equity Research Associate, (oilfield services and equipment group), JPMorgan Chase & Co. (2001 to 2002); Research associate, Banc of America Securities, LLC (2000 to 2001); Equity research analyst, Warburg Dillon Read & Co. (1999 to 2000).

John W. Cutler	Chief Financial Officer and Treasurer	Elected annually/served since inception	Chief Financial Officer and Treasurer, Swank Investment Advisers (2005 to present); Managing General Partner, PAR Associates, Inc. (investment partnership) (2001 to 2005); Vice President (research group), John S. Herold, Inc. (1998 to 1999); Owner, Pot Luck Casino (2000 to 2003); Vice President, Capital Markets Group, Credit Suisse First Boston Corporation (1989 to 1994); Regional manager (fixed income), Dean Witter Reynolds (1983 to

Other
	Position(s)		Principal Occupations	Directorships
Name (Year	Held with	Term of Office/	During Past	Held by
Born)	Registrant	Time of Service	Five Years	Director/Officer
1989).

Daniel L. Spears	Executive Vice President	Elected annually/served since inception	Executive Vice President, Swank Investment Advisers (2006 to present); Principal (Natural Resources Group), Banc of America Securities, LLC (1998 to 2006); Investment Banker (Global Energy and Power Group), Salomon Smith Barney Group (1995 to 1998).

(1)	Each individual is an “interested person” of the Company by virtue of his employment relationship with Swank Advisors.
     The Company’s Directors are divided into three classes. Each class of Directors will hold office for a three year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors will hold office until their successors are duly elected and qualify. At each annual meeting of the Company’s stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding the Company’s Board of Directors and its committees, is set forth under “Management” in the Company’s statement of additional information.
Investment Adviser
     The Company will be managed by Swank Advisors. In addition to managing the assets of the Company, Swank Advisors is adviser to the Swank Advisors Affiliated Funds which invest in Energy Trusts and Other Energy Companies. Swank Advisors is an affiliate of Swank Energy. Swank Energy is adviser to several private investment funds which invest in MLPs and global commodities. Since 2003, Swank Investment Advisers have managed alternative assets with a focus on achieving a high level of current income (as opposed to relative performance against a benchmark index). Their investment strategies seek to identify and exploit investment niches they believe are less understood and generally not followed by the broader investor community. As of August 31, 2006, Swank Investment Advisers managed approximately $450 million, including approximately $60 million and $340 million in the publicly traded securities of Energy Trusts and MLPs, respectively, and $50 million in Other Energy Companies. The Company believes Swank

Advisors’ market knowledge, experience and industry relationships will enable it to identify and capitalize on investment opportunities in Energy Trusts, MLPs and Other Energy Companies.
Jerry V. Swank
     Mr. Swank formed Swank Group, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Areas of expertise are small E&P companies as well as long and short ideas on the rapidly changing utility, distribution & transmission, and energy merchant sectors. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc. (“Herold”). Herold is a 50 year old independent oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998 when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from 1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) in 1973 and an M.B.A. from the University of North Texas in 1978.
     Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of Royalty Income Fund of North America (Offshore), Ltd., The Cushing Fund (Offshore), Ltd. and The Dalrymple Global Resources Offshore Fund, Ltd.
G. Paul Ferguson
     Prior to joining Swank Investment Advisers in 2002, Mr. Ferguson was an equity research analyst in the energy group at Frost Securities, Inc. from 2001 to 2002. Mr. Ferguson’s focus at Frost Securities, Inc. was on the midstream energy services sector. Mr. Ferguson also has ten years’ experience in various sectors of the energy industry. Mr. Ferguson’s served as product manager of energy risk management from 1999 to 2001 with Allegro Development. His industry experience also includes serving from 1996 to 1999 as an operations engineer with Koch Gateway Pipeline Company and Delhi Gas Pipeline Corporation, and from 1991 to 1995 as a petroleum engineer with Kerr-McGee Corporation.
     Mr. Ferguson received his B.S. in Mechanical Engineering from the University of Oklahoma in 1991 and an M.B.A in Finance from Southern Methodist University in 2001. Mr. Ferguson obtained his NASD Series 7 and 63 securities licenses, and is also a registered professional engineer in mechanical engineering.
     Mr. Ferguson currently serves on the board of directors of Royalty Income Fund of North America (Offshore), Ltd., The Cushing Fund (Offshore), Ltd. and The Dalrymple Global Resources Offshore Fund, Ltd.

Bennet C. Vig, CFA
     Prior to joining Swank Investment Advisers in 2003, Mr. Vig was an equity research associate with the oilfield services and equipment group at JPMorgan Chase & Co. from 2001 to 2002. From 2000 to 2001, he was a research associate on the energy team with Banc of America Securities, LLC, where his focus was on the global upstream operations of integrated oils. Mr. Vig began his industry career as an equity research analyst with Warburg Dillon Read & Co. on the U.S. oilfield services team in Houston, Texas from 1999 to 2000.
     Mr. Vig received his B.A. in History and Economics from the University of Richmond in 1993 and an M.B.A. in finance from Southern Methodist University in 1999. Bennett Vig received his Chartered Financial Analyst (CFA) designation in 2003.
John W. Cutler
     Prior to joining Swank Investment Advisers in 2005, Mr. Cutler compiled over 30 years of experience in the investment management and securities industries. As an institutional fixed income specialist, Mr. Cutler dealt not only in traditional products but also Collateralized Mortgage Obligations, Asset Backed Securities, restructured RTC products, high yield debt, private placements and derivative instruments. He served as Managing General Partner of PAR Associates, Inc. from 2001 to 2005, an investment partnership formed in 1988. From 1998 to 1999 Mr. Cutler was Vice President in the research group of John S. Herold, Inc. He owned and managed the Pot Luck Casino from 2000 to 2003 out of Fernley, NV. He served as a Vice President in the Capital Markets Group of Credit Suisse First Boston Corporation from 1989 to 1994 and from 1983 to 1989 he was Regional Manager in the Fixed Income Division of Dean Witter Reynolds. Mr. Cutler started his career as a portfolio manager with U.S. Trust & Co. of New York in 1974.
     Mr. Cutler received a BS in Finance from the University of Virginia- McIntire School of Commerce in 1974. He also pursued further studies at The New York Institute of Finance and The New School, NYC.
Daniel L. Spears
     Prior to joining Swank Investment Advisers in 2006, Mr. Spears was a Principal at Banc of America Securities, LLC within the Natural Resources Group from 1998 to 2006. Mr. Spears was with Salomon Smith Barney Group in the Global Energy and Power Investment Banking Group from 1995 to 1998. Mr. Spears has over 11 years experience providing financial and strategic advice to public and private companies in all sectors of the natural resources industry.
     Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania in 1995.
     The Company’s statement of additional information provides information about its portfolio manager’s compensation, other accounts managed by it, and its ownership of securities issued by the Company.

     Swank Advisors’ principal office is located at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219. For additional information concerning Swank Advisors, including a description of the services to be provided by Swank Advisors, see “— Investment Management Agreement” below.
Investment Management Agreement
     Pursuant to an investment management agreement (the “Investment Management Agreement”) between the Company and Swank Advisors, the Company has agreed to pay Swank Advisors, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.25% of the Company’s average monthly total assets. The management fees are payable for each month within five days after the end of that month. During the first and second years of the Company’s investment activities (from [                    ], 2006 until [                    ], 2007 and from [                    ], 2007 until [                    ], 2008), Swank Advisors has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal on an annual basis to 0.25% and 0.125%, respectively, of the Company’s average monthly total assets.
     For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Company’s total assets shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from its use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of its accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that the Company issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
     In addition to Swank Advisors’ management fee, the Company pays all other costs and expenses of its operations, such as compensation of its directors (other than those employed by Swank Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Swank Advisors reasonably incurred in connection with arranging or structuring portfolio transactions for the Company, expenses of repurchasing the Company’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     Because Swank Advisors’ management fee is based upon a percentage of the Company’s total assets, Swank Advisors’ fee is likely to be higher if the Company employ leverage. In this regard, if the Company uses leverage in the amount equal to 33 1/3% of its total assets (after their issuance), the management fee rate payable to Swank Advisors would be [ ]% of the Company’s net assets attributable to common stock. See “Fees and Expenses” on page [___].

     A discussion regarding the basis for approval by the Company’s Board of Directors of its Investment Management Agreement with Swank Advisors during the period ended [December 31, 2006] will be available in the Company’s annual report to stockholders for that period.
NET ASSET VALUE
     The Company will determine its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and will make its net asset value available for publication monthly. Net asset value is computed by dividing the value of all of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.
     The Company expects that its portfolio will include securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available in the judgment of Swank Advisors or the pricing service does not provide a valuation or provides a valuation that in the judgment of Swank Advisors is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Company’s Board of Directors, the following valuation process, approved by the Board of Directors, will be used for such securities:
•	Investment Team Valuation. The applicable investments will initially be valued by Swank Advisors’ investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of Swank Advisors’. Such valuations will be submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Company’s Board of Directors on a monthly basis, and will stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee shall meet on or about the end of each month to consider new valuations presented by Swank Advisors, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Swank Advisors is authorized to make valuation determinations. The Valuation Committee’s valuations will stand for intervening periods of time unless the Valuation Committee meets again at the request of Swank Advisors, the Company’s Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations will be subject to ratification by the Company’s Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Company’s Board of Directors will review the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Company’s Board of Directors will meet quarterly to consider the valuations provided by Swank Advisors and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Company’s Board of Directors will consider the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
     Unless otherwise determined by the Company’s Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Swank Advisors may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
     For publicly traded securities with a readily available market price, the valuation will be as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ will be valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange will be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Company using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
     Any derivative transaction that the Company enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating the Company’s net asset value. Any option transaction that the Company enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

DIVIDEND REINVESTMENT PLAN
     If an investor’s common stock is registered directly with the Company or if its common stock is held with a brokerage firm that participates in the Company’s Dividend Reinvestment Plan, the investor may elect for its dividends or other distributions to be reinvested by the Plan Agent, [___], in additional common stock under the Dividend Reinvestment Plan (the “Plan”). If the investor does not elect to automatically reinvest its dividends or other distributions, it will receive dividends or other distributions in cash paid by check mailed directly to it by [___], as dividend paying agent.
     If an investor decides to participate in the Plan, the number of shares of common stock it will receive will be determined as follows:
     (1) If the Company’s common stock is trading at or above net asset value at the time of valuation, the Company will issue new shares at a price equal to the greater of (i) the Company’s common stock’s net asset value on that date or (ii) 95% of the market price of the Company’s common stock on that date.
     (2) If the Company’s common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Company’s common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Company. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with U.S. federal securities laws. Interest will not be paid on any uninvested cash payments.
     An investor may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Company and the Plan Agent may agree upon. If an investor withdraws or the Plan is terminated, the investor will receive a certificate for each whole share in its account under the Plan and it will receive a cash payment for any fraction of a share in its account. If an investor wishes, the Plan Agent will sell its shares and send it the proceeds, minus a $[___] transaction fee and brokerage commissions.
     The Plan Agent maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information investors may need for tax records. Common stock in an investor’s account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Company. Any proxy an investor receives will include all common stock it has received under the Plan.

     There is no brokerage charge for reinvestment of an investor’s dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
     Automatically reinvesting dividends and distributions does not mean that an investor does not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters” on page [___].
     If an investor holds its common stock with a brokerage firm that does not participate in the Plan, the investor will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Investors should consult their financial adviser for more information.
     There is no direct service charge to participants in the Plan; however, the Company reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. The Company also reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from [___] at [___].
DESCRIPTION OF STOCK
     The following description is based on relevant portions of the Maryland General Corporation Law and on the Company’s Charter and Bylaws. This summary is not necessarily complete, and the Company refers investors to the Maryland General Corporation Law and the Company’s Charter and Bylaws for a more detailed description of the provisions summarized below.
Stock
     The Company’s authorized stock consists of [___] shares of stock, par value $0.001 per share, all of which is initially classified as common stock. There is currently no market for the Company’s common stock, and it can offer no assurances that a market for its shares will develop in the future. The Company’s common stock is expected to be approved for listing on the NYSE, subject to notice of official issuance, under the symbol “SRC”. There are no outstanding options or warrants to purchase the Company’s stock. No stock has been authorized for issuance under any equity compensation plans. Under the Maryland General Corporation Law, the Company’s stockholders generally are not personally liable for the Company’s debts or obligations.
     Under the Company’s Charter, its Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, the Company’s Charter provides that the Board of Directors, without any action by the Company’s stockholders, may amend the Charter from time to time to increase the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

Common Stock
     All shares of the Company’s common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of the Company’s common stock if, as and when authorized by its Board of Directors and declared by the Company out of funds legally available therefor. Shares of the Company’s common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of the Company’s liquidation, dissolution or winding up, each share of the Company’s common stock would be entitled to share ratably in all of its assets that are legally available for distribution after the Company pay all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of the Company’s common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Company’s common stock will possess exclusive voting power. There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding shares of common stock can elect all of the Company’s Directors, and holders of less than a majority of such shares will be unable to elect any Director.
Preferred Stock
     The Company’s Charter authorizes its Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of the Company’s common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued. The Company may elect to issue preferred stock as part of its leverage strategy. See “Description of Preferred Stock” in the Company’s statement of additional information.
     Prior to issuance of shares of each class or series, the Company’s Board of Directors is required by the Maryland General Corporation Law and by the Company’s Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Company’s common stock or otherwise be in their best interest. Investors should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
     Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of the Company’s common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the Company’s Directors at any time two years’ dividends on any preferred stock are unpaid. See “Description of Preferred Stock” in the Company’s statement of additional information.

Certain Provisions of the Maryland General Corporation Law and the Company’s Charter and Bylaws
     The Maryland General Corporation Law and the Company’s Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Company by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with its Board of Directors. The Company believes the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
     Classified Board of Directors. The Company’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2007, 2008 and 2009, respectively. Beginning in 2007, upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of the Company or removal of the Company’s incumbent management more difficult. The Company believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of its management and policies.
     Election of Directors. The Company’s Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. Pursuant to the Company’s Bylaws, its Board of Directors may amend the Bylaws to alter the vote required to elect Directors.
     Number of Directors; Vacancies; Removal. The Company’s Charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Company’s Bylaws. The Company’s Bylaws provide that a majority of the Company’s entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Company’s Bylaws are amended, the number of Directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. At such time as the Company has at least three independent Directors and its common stock is registered under the Securities Exchange Act of 1934, as amended, the Company shall elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
     A Director may be removed only for cause, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

     Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for its Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Company’s Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
     Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. The Company’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the Company’s notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the Company’s notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
     Calling of Special Meetings of Stockholders. The Company’s Bylaws provide that special meetings of stockholders may be called by its Board of Directors and certain of its officers. Additionally, the Company’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
     Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under the Maryland General Corporation Law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Company’s Bylaws generally provide for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, unless a greater number of votes are required by applicable law. The Maryland General Corporation Law also provides that certain charter amendments and any proposal for the Company’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for the Company’s liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of the Company’s continuing Directors (“continuing Directors” is defined as the Company’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of the continuing Directors then on the Board of Directors), in addition to approval by the Company’s Board of Directors, such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The Company’s Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Company’s Bylaws and to make new Bylaws.
THE COMPANY’S STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN THE COMPANY’S STRUCTURE
Closed-End Structure
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
     Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Company’s common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed the Company’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Company’s stockholders. However, the Board of Directors may review periodically the trading range and activity of the Company’s shares with respect to its net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Company’s common stock at net asset value or the Company’s possible conversion to an open-end mutual fund. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Company’s common stock trading at a price equal to or close to net asset value per share of its common stock. Based on the determination of the Board of Directors in connection with this initial offering of the Company’s common stock that the closed-end structure is desirable in light of the Company’s investment objective and policies, it is highly unlikely that the Board of Directors would vote to convert the Company to an open-end investment company.
Repurchase of Common Stock and Tender Offers
     In recognition of the possibility that the Company’s common stock might trade at a discount to net asset value and that any such discount may not be in the interest of the

Company’s common stockholders, the Board of Directors, in consultation with Swank Advisors, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for the Company’s common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Directors may, subject to its applicable duties and compliance with applicable U.S. state and federal laws, authorize the commencement of a share- repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of the Company’s common stock, trading volume of the Company’s common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that the Company will in fact effect repurchases of or tender offers for any of its common stock. The Company may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Company’s expenses and reduce its net income.
     There can be no assurance that repurchases of the Company’s common stock or tender offers, if any, will cause its common stock to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Company’s outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for the Company’s common stock.
     Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of the Company’s common stock, the acquisition of common stock by the Company will decrease its total assets and therefore will have the effect of increasing its expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of the Company’s investment objective, policies and portfolio, particularly its investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with the Company’s ability to manage its investments in order to seek its investment objective. Further, it is possible that the Company could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.
Possible Conversion to Open-End Fund Status
     The Maryland General Corporation Law provides that any proposal for the Company’s conversion from a closed-end investment company to an open-end investment company requires the approval of its Board of Directors and the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80% of the Company’s continuing directors (in addition to the approval by the Company’s Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Stock” on page [___] for a discussion of voting requirements applicable to the Company’s conversion to an open-end investment company. If the Company converted to an open-end investment company, it would be required to redeem all preferred stock then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and its common stock would not be eligible to be listed on the NYSE. Conversion to open-end status could also require the Company to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Company’s Board of Directors may at any time propose the Company’s conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.
TAX MATTERS
     This section and the discussion in the Company’s statement of additional information summarize the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of the Company’s common stock. This section reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority in force as of the date of this prospectus. Tax laws and interpretations change frequently, and possibly with retroactive effect. The following summary does not describe all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special tax treatment under the U.S. federal income tax laws, such as thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, persons that hold the Company’s stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction, persons whose functional currency is not the United States dollar, persons who do not hold common stock as capital assets within the meaning of Section 1221 of the Code, non-U.S. persons who hold more than 5% of the Company common stock, broker-dealers, insurance companies, and financial institutions. In addition, this summary does not address U.S. federal alternative minimum, estate and gift tax consequences or consequences under the tax laws of any state, local or foreign jurisdiction. The Company has not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this summary, and the Company cannot assure prospective investors that the IRS will agree with such statements and conclusions. As with any investment, each prospective investor should consult its own tax advisor regarding the tax consequences of investing in the Company’s common stock, taking into account such investor’s particular circumstances.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) an entity treated as a corporation for U.S. federal tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
     An entity that is treated as a partnership for U.S. federal tax purposes generally will not be subject to U.S. federal income taxes on income derived from holding the Company’s common stock. The extent to which a partner of the partnership may be subject to U.S. tax on such income will depend on whether the partner is a U.S. person, whether the partnership is engaged in a U.S. trade or business to which such income is effectively connected, and certain other factors. Prospective investors that intend to purchase or hold shares of the Company’s common stock through a partnership are urged to consult their own tax advisors regarding the U.S. tax considerations that may be relevant to them.
U.S. Federal Income Taxation
     The Company intends to elect to be treated as and to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. As long as the Company meets certain requirements that govern its source of income, diversification of assets and distribution of earnings to stockholders, it will not be subject to U.S. federal income tax on income and gains distributed in a timely manner to its stockholders.
     Prospective investors should be aware that if, contrary to the Company’s intention, the Company fails to limit its direct and indirect investments in Energy Trusts and MLPs, including E&P MLPs, or if such investments are re-characterized for U.S. tax purposes, the Company’s status as a RIC may be jeopardized. If, in any taxable year, the Company fails to qualify as a RIC, the Company would be taxed in the same manner as an ordinary corporation, and distributions to the common stockholders would not be deductible by the Company in computing its taxable income. In addition, distributions out of earning and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to the common stockholders as ordinary dividend income. Provided that certain holding period and other requirements are met, some portion of such dividends may be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, or (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of the Company’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to re-qualify as a RIC that is accorded special tax treatment, the Company could be required to recognize unrealized gains over the ten years after re-qualification, unless the Company elects to recognize and pay a corporate-level tax on all of its unrealized gains and makes substantial distributions before re-qualification.
Qualification as a RIC
     In order to qualify as a RIC for U.S. federal income tax purposes, the Company must meet three requirements, which are described below. Failure to meet any of the these requirements would disqualify the Company from RIC tax treatment for the entire year. However, in certain situations the Company may be able to take corrective action within 30 days of the end of a quarter, which would allow it to remain qualified.
     The Income Requirement. At least 90% of the Company’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale of stock or securities, or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income.
     The Asset Diversification Requirement. The Company must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Company controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
     The Distribution Requirement. The Company’s deduction for dividends paid to its stockholders for each taxable year must equal or exceed 90% of the sum of (i) the Company’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, capital gain that is characterized as ordinary income under the recapture provisions of the Code, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) the Company’s net tax-exempt interest (the excess of its gross tax- exempt interest over certain disallowed deductions). For purposes of this distribution test, the Company may elect to treat as paid on the last day of the fiscal year all or part of any dividends that it declares after the end of its taxable year. Such dividends must be declared before the due date for filing its tax return, including any extensions.
     The classification of the Energy Companies in which the Company invests and the types of income that the Company receives may have an impact on the Company’s ability to qualify as a RIC. In particular, securities issued by certain Energy Companies (such as U.S. royalty trusts which are grantor trusts) may not produce “qualified” income for purposes of determining the Company’s compliance with the tax diversification rules applicable to RICs. To the extent that the Company holds such securities indirectly through investments in a taxable subsidiary formed by the Company, those securities may produce “qualified” income. However, the net return to the Company on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. The Company shall monitor its investments in the Energy Companies with the objective of maintaining its continued qualification as a RIC.
Certain U.S. Federal Income Tax Consequences of Investments in the Company
     The Company intends to distribute at least annually to its common stockholders all or substantially all of its investment company taxable income and any net tax-exempt interest and net capital gain. Such distributions generally are taxable as ordinary income to the extent of the Company’s earnings and profits. Dividends made to a stockholder from an excess of net long-term capital gain over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to the stockholder but retained by the Company, are taxable as long-term capital gain if the dividends have been properly designated by the Company, regardless of the length of time the stockholder has owned the Company’s common stock. The maximum tax rate on Capital Gain Dividends received by individuals generally is 15% for such gain realized for taxable years beginning on or before December 31, 2010. Dividends of capital gain that are characterized as ordinary income under the recapture provisions of the Code would be taxable as ordinary dividends and not as Capital Gain Dividends.

     In general, distributions of investment income designated by the Company as “qualified dividend income” will be treated as qualified dividend income provided that certain holding period and other requirements are met (i) for the dividends-received deduction in the case of corporate stockholders to the extent that the Company’s income consists of dividend income from U.S. corporations, or (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income generally eligible to be taxed at a maximum rate of 15% to the extent that the Company receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such stock). Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.
     Generally, not later than 60 days after the close of the Company’s taxable year, the Company will provide written notice to the stockholders designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions.
     Dividends and other taxable distributions are taxable to the stockholders even if such distributions are reinvested in additional shares. If the Company pays a dividend in January that was declared in the previous October, November or December to common stockholders of record on a specified date in one of such months, then such dividend will be treated for U.S. tax purposes as being paid by the Company and received by the stockholders on December 31 of the year in which the dividend was declared.
     The sale or other disposition of the Company’s shares will generally result in capital gain or loss to the stockholders, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of the Company’s shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed capital gain dividend) by the stockholders. For non-corporate taxpayers, under present law, short-term capital gain will be taxed at a maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.
     Special U.S. tax rules apply to Foreign Investors. For purposes of this discussion, “Foreign Investor” means a stockholder that is neither a U.S. person nor an entity treated as a partnership for U.S. federal tax purposes. In general, dividends (other than Capital Gain Dividends) paid to a Foreign Investor are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, certain dividends designated by the Company as “interest-related dividends” that are received by certain of its Foreign Investors (generally those that would qualify for the portfolio interest exemptions) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) the Company earns that would not be subject to U.S. tax if earned by a foreign person directly. In addition, certain dividends designated by the Company as “short term capital gain dividends” that are received by certain of its Foreign Investors (generally those not present in the United States for 183 days or more) will be exempt from U.S.

withholding tax. In general, short-term capital gain dividends are those that are derived from the Company’s short-term capital gains over net long-term capital losses. These rules generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning before January 1, 2008.
     Foreign Investors generally will not be subject to U.S. federal income tax on gains (and are not allowed a deduction for losses) realized on the sale of the common stock or on Capital Gain Dividends, provided that such gains and dividends are not considered to be effectively connected with the conduct of a trade or business by the Foreign Investor in the United States. In limited circumstances, an individual Foreign Investor who is present in the United States for 183 days or more during a taxable year may be subject to U.S. federal income tax at a flat rate of 30% with respect to such gains and dividends realized in such year.
     If the Company is characterized as a United States real property holding corporation (“USRPHC”), then Foreign Investors would be subject to U.S. federal income tax upon a sale of their common stock if the Company is not a “domestically controlled qualified investment entity”: and the common stock is not considered regularly traded on and established securities market. For these purposes, the Company generally would be considered a “domestically controlled qualified investment entity” if it is characterized as a USRPHC and less than 50% in value of its stock is held directly or indirectly by non-U.S. persons. While no assurances can be given, the Company does not expect to be a USRPHC, and even if it were, the Company expects that it will be domestically controlled and that its stock will be considered regularly traded on an established securities market.
     In addition, if the Company is characterized as a USRPHC, (i) then any distributions to Foreign Investors attributable to gain from the Company’s sale or exchange of a United States real property interest will give rise to ordinary income (notwithstanding any designation by the Company to the contrary), and the Company will be required to withhold 30% (or lower applicable treaty rate) of such distribution, and (ii) if the common stock were not considered regularly traded on an established securities market, the Company would be required to withhold 35% of any such distributions, and Foreign Investors would be required to file U.S. tax returns and pay tax on such distributions. As stated above, while no assurances can be given, the Company expects that it will not constitute a USRPHC and that its common stock will be regularly traded on an established securities market.
     The Company is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of its shares who do not furnish it with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against its U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
Special Considerations Regarding the Company’s Investments in PFICs
     Investments by the Company in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Company to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Some of the Company’s investments in Canadian Energy Trusts may be treated as equity investments in PFICs. Elections may be available to the Company that would reduce this tax, provided that the PFIC complies with certain reporting requirements. These elections would generally function to accelerate the recognition of income without a corresponding receipt of cash and increase the amount required to be distributed by the Company to avoid taxation. Therefore, the making of these elections may require the Company to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Company’s total return. Furthermore, as discussed above, dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income.
Foreign Taxation
     Income received by the Company from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Company’s assets at year end consist of the securities of foreign corporations, the Company may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata share portion of qualified taxes paid by the Company to foreign countries in respect of foreign securities the Company has held for at least the minimum period specified in the Code. A stockholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Company may be subject to certain limitations imposed by the Code, and as a result, a stockholder may not obtain a full credit or deduction for the amount of such taxes. In particular, stockholders must hold their Company shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. The Company expects to be subject to Canadian withholding taxes on distributions received from Canadian Energy Trusts.
     This section relates only to the U.S. federal income tax consequences of investing in the Company; the consequences under other tax laws may differ. Prospective investors should consult their own tax advisors as to the possible application of foreign, state and local income tax laws to dividend and capital distributions.
Certain Canadian Federal Income Tax Considerations
     The following discussion of Canadian tax matters is based on the advice of its Canadian tax counsel, Aird and Berlis LLP.
     The following is a summary of the principal Canadian federal income tax considerations generally applicable to the Company in respect of its proposed investment in Canadian Energy Trusts and in shares of Canadian corporations. The summary is of a general nature only and is based upon the provisions of the Income Tax Act (Canada) (the “Canadian Tax Act”), the regulations thereunder and all published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) as of the date hereof. There can be no assurance that the tax laws may not be changed or that CRA will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Canadian Tax Act and the Regulations (the “Tax Proposals”) publicly announced by or on behalf of the Canadian Minister of Finance prior to the date hereof. This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each Canadian Energy Trust that the Company will invest in will qualify as a “mutual fund trust” as defined in the Canadian Tax Act at all relevant times. If a Canadian Energy Trust were not to qualify as a mutual fund trust at any particular time, the Canadian federal income tax considerations described below would, in some respects, be materially different. This summary also assumes that at all material times the Company is considered to be a resident of the U.S. for purposes of the Canada United States Income Tax Convention (the “Treaty”). If the Company was not considered to be a resident of the U.S. for the purposes of the Treaty, the Canadian income tax consequences described herein would be materially different.
     Any distribution of the income of a Canadian Energy Trust (excluding any net realized taxable capital gain that the Canadian Energy Trust has validly designated as a taxable capital gain), that is paid, credited or deemed paid or credited will be subject to Canadian non-resident withholding tax of 15% in accordance with the Treaty whether the distribution is made in cash or additional Units. In general, stockholders that are U.S. persons may be able to claim a credit for Canadian income taxes that are paid by the Company. See “Tax Matters – Foreign Taxation” on page [___].
     A Canadian Energy Trust may designate under the Canadian Tax Act the portion of taxable income distributed to non-resident unitholders as net realized taxable capital gains of the Canadian Energy Trust. This capital gain portion of a distribution to a non-resident unitholder such as the Company may, in certain circumstances, not be subject to tax under the Canadian Tax Act. However, distributions to a non-resident unitholder, such as the Company, by a Canadian Energy Trust out of net gains a royalty trust realizes on dispositions of “taxable Canadian property” (as defined in the Canadian Tax Act), which includes real property situated in Canada, are treated as taxable distributions of Canadian source trust income. Accordingly, such distributions will be subject to Canadian non-resident withholding tax at 15% under the Treaty.
     Additionally, distributions made by certain types of Canadian Energy Trusts to the Company that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains of the Canadian Energy Trust, commonly referred to as “returns of capital” and referred to herein as “assessable distributions”) will be subject to a special tax at the rate of 15%. The types of Energy Trusts subject to this special tax are those in respect of which the units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian Tax Act. If applicable, this tax must be withheld from such distributions by a Canadian Energy Trust. Some or all of this special tax may be refunded to the Company if it realizes a capital loss on the disposition of units or other “Canadian property mutual fund investments”, as defined in the Canadian Tax Act, in excess of the assessable distributions paid or credited to the Company in the taxation year. Unused Canadian property mutual fund losses may be carried back three years or forward indefinitely to recover tax paid on assessable distributions in accordance with detailed rules in the Canadian Tax Act.
     The amount distributed to the Company in a taxation year by a Canadian Energy Trust may exceed the income of the Canadian Energy Trust for tax purposes for that year giving rise to “returns of capital” as described above. Such distributions in excess of the Canadian Energy Trust’s income in a year to the Company will not be subject to Canadian non-resident withholding tax but will reduce the adjusted cost base of the units the Company holds. If, as a result, the Company’s adjusted cost base of the units in any taxation year would otherwise be a negative amount, the Company will be deemed to realize a capital gain in such amount for that year, and its adjusted cost base of the units will be zero immediately thereafter. The treatment of any such capital gain deemed to be realized by the Company is described below. The non-taxable portion of net realized capital gains of a Canadian Energy Trust that is paid or payable to the Company and the amount of any distribution subject to the proposed special tax on returns of capital described above will not reduce the adjusted cost base of the units the Company holds.
     The Company generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of units of a Canadian Energy Trust (whether on redemption, by virtue of the Company’s adjusted cost base becoming negative or otherwise) unless the units represent “taxable Canadian property” to the Company for the purposes of the Canadian Tax Act and the Company is not entitled to relief under the Treaty. Units of a Canadian Energy Trust held by it generally will not be considered to be “taxable Canadian property” unless (i) at any time during the 60-month period immediately preceding the disposition by the Company, not less than 25% of the issued units were owned by the Company and/or persons with whom the Company does not deal at arm’s length; (ii) at the time of disposition, the Canadian Energy Trust is not a “mutual fund trust” for purposes of the Canadian Tax Act; or (iii) the units are otherwise deemed to be “taxable Canadian property”. Where the units the Company holds are “taxable Canadian property”, a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.
     Currently, a Canadian Energy Trust that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the “maintained or established test”), unless all or substantially all of its property is property other than “taxable Canadian property” as defined in the Canadian Tax Act. Draft legislation released by the Minister of Finance (Canada) on September 16, 2004 relating to certain measures contained in the March 23, 2004 Canadian federal budget included certain Tax Proposals which would have amended the operation of the “maintained or established test.” In addition, these Tax Proposals contained a proposal which would have ensured that, together with other forms of “taxable Canadian property”, Canadian resource property and timber resource property would also be included in restricting the availability of relief under the “maintained or established test”. On December 6, 2004, the Department of Finance issued a Notice of Ways and Means Motion and draft legislation which did not include either of the proposed changes just described. In announcing the proposals, the Department of Finance indicated that they will review with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual funds. Accordingly, further changes in this area are possible, some of which might be material. However, the Company has no way of predicting what changes, if any, would be made, and any consequence thereof.
     Distributions to the Company made by a Canadian corporation generally will be treated as dividends which will generally be subject to a Canadian withholding tax of 15% under the provisions of the Treaty. The Company generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized on a disposition or a deemed disposition of shares of a Canadian corporation unless the shares represent “taxable Canadian property” to the Company for purposes of the Canadian Tax Act and the Company is not entitled to relief under the Treaty. Shares of a Canadian corporation generally will not be considered to be “taxable Canadian property” to the Company unless: (i) at the time of disposition the shares are not listed on a prescribed stock exchange for purposes of the Canadian Tax Act, or (ii) the shares are listed on a prescribed stock exchange for purposes of the Canadian Tax Act and during the 60 month period prior to the date of disposition of the shares, the Company and/or persons with whom the Company does not deal at arm’s length, owned 25% or more of the issued shares of any class or series of the particular Canadian corporation. Where shares of a Canadian corporation held by the Company are “taxable Canadian property”, a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided that the shares do not derive their value principally from real property situated in Canada. Special rules may apply to deem a portion or all of the proceeds of disposition realized by the Company on a disposition of shares of a Canadian corporation to such corporation to be a deemed dividend. Such deemed dividend will be taxed as described above.
     Tax matters are complicated, and the U.S. federal, state, local and foreign tax consequences of an investment in and holding of the Company’s common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.
UNDERWRITING
     [                    ] and [                    ] are acting as joint book-running managers of the offering and as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Company has agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Number of
Underwriter	shares
[ ]
[ ]
Total
     The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

     The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $[                    ] per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $[                    ] per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised the Company that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of the Company’s common stock offered by them.
     The Company has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [___] additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over- allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.
     Certain officers of Swank Advisors, including all of the Company’s officers, and certain of the Company’s Directors, are expected to purchase approximately $[___] million of the Company’s common stock at the public offering price in this offering. The Company, Swank Advisors and certain officers of Swank Advisors, including all of the Company’s officers, and certain of Company’s Directors, who purchase shares of common stock in this offering have agreed that, for a period of 180 days from the date of this prospectus, the Company and they will not, without the prior written consent of [                    ], dispose of or hedge any shares of the Company’s common stock or any securities convertible into or exchangeable for the Company’s common stock. [                    ] in its sole discretion may release any of the securities subject to this lock-up agreement at any time without notice. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Company issues an earnings release or a press release announcing a significant event or (y) prior to the expiration of such 180 days, the Company announce that it will release earnings or issue a press release announcing a significant event during the 17-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings or the press release.
     Prior to this offering, there has been no public market for the Company’s common stock. Consequently, the initial public offering price for the shares was determined by negotiations between the Company and the representatives. The Company cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price.
     The Company’s common stock is expected to be approved for listing on the NYSE, subject to notice of official issuance, under the symbol “SRC.” The underwriters have undertaken to sell shares of common stock to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the NYSE distribution requirements for trading.
     The following table shows the underwriting discounts and commissions that the Company is to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by the Company
	No Exercise	Full Exercise
Per share	$	$
Total	$	$
     In connection with the offering, [                    ], on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consists of bids for or purchases of shares in the open market while the offering is in progress.
     The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when [                    ] repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.
     Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
     [Swank Advisors (and not the Company) has agreed to pay from its own resources to [                    ] and [                    ], a structuring fee for corporate finance advice relating to the Company’s structure, design and organization. [                    ] and [                    ] will receive a structuring fee in an amount equal to [___%] and [___%], respectively, of the total initial price to the public of the Company’s common stock offered hereby.]
     The total amount of these additional compensation payments will not exceed [                    ]% of the total price to the public of the Company’s common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of the Company’s common stock, including sales loads and all forms of additional compensation to underwriters, will be limited to [                    ]% of the total price to the public of the Company’s common stock sold in this offering.
     The Company estimates that it will incur approximately $[                    ] in expenses in connection with this offering.
     The underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business.
     Swank Energy, an affiliate of the Company, may be a member of the selling group for this offering.
     A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.
     The Company and Swank Advisors have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.
     The respective addresses of the representatives are: [                                                            ].
CUSTODIAN
     [                    ], [                    , ___, ___, ___], acts as custodian of the Company’s securities and other assets.
TRANSFER AGENT AND DIVIDEND-PAYING AGENT
     [                    ] (“___”) acts as the Company’s transfer agent and dividend-paying agent. Please send all correspondence to [___], which is located at [                    , ___, ___, ___]. For its services, [___] receives a fee based on the number of accounts. The Company will reimburse [___] for certain out-of-pocket expenses, which may include payments by [___] to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to the Company’s beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the Company to [___] in connection with maintaining stockholder accounts.
ADMINISTRATOR
     [                    ] (the “Administrator”) has an agreement with the Company to provide certain administrative services for the Company. The Administrator is located at [ , , , ]. The administrative services the Administrator provides include, but are not limited to, preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.
FUND ACCOUNTANT
     [                    ] (“[___]”) acts as the Company’s fund accountant. [___] will assist in the calculation of the Company’s net asset value. [___] will also maintain and keep current the accounts, books, records and other documents relating to the Company’s financial and portfolio transactions.
LEGAL OPINIONS
     Certain legal matters in connection with the Company’s common stock will be passed upon for the Company by Akin Gump Strauss Hauer & Feld LLP, Dallas, Texas, and for the underwriters by [                                        ].

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVE AND POLICIES	1
INVESTMENT POLICIES AND TECHNIQUES	4
MANAGEMENT	17
INVESTMENT ADVISER	21
CODES OF ETHICS	22
PROXY VOTING PROCEDURES	22
PORTFOLIO TRANSACTIONS AND BROKERAGE	23
DESCRIPTION OF PREFERRED STOCK	24
BORROWINGS	26
REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND	27
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	29
VALUATION	30
PORTFOLIO MANAGER INFORMATION	31
TAX MATTERS	32
CUSTODIAN	40
REGISTRATION STATEMENT	40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
FINANCIAL STATEMENTS	F-1
APPENDIX A — DESCRIPTION OF RATINGS	A-1

Shares
(SWANK ROYALTY INCOME
FUND OF NORTH AMERICA, INC. LOGO)
Common Stock
PROSPECTUS
, 2006
[     ]

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT
     The information in this statement of additional information is not complete and may be changed. Swank Energy Income Fund of North America, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “SEC”) becomes effective. This statement of additional information is not an offer to sell these securities in any state where such offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED [                    ], 2006
SWANK ENERGY INCOME FUND OF NORTH AMERICA, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Swank Energy Income Fund of North America, Inc. (the “Company”), a Maryland corporation, is a non-diversified closed-end management investment company with no operating history.
     This statement of additional information relating to the common stock of the Company is not a prospectus, but should be read in conjunction with the prospectus relating thereto dated [___], 2006. This statement of additional information does not include all information that a prospective investor should consider before purchasing the Company’s common stock. Investors should obtain and read the prospectus prior to purchasing such common stock. A copy of the Company’s prospectus may be obtained without charge by calling [(800) XXX-XXXX] or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.
     This statement of additional information is dated [                    ], 2006.

INVESTMENT OBJECTIVE AND POLICIES
     The Company’s investment objective is to obtain a high total return with an emphasis on current income. The Company will seek to achieve this objective by investing at least 80% of the aggregate of its net assets and borrowings (its “total assets”) in securities of energy-related U.S. Royalty Trusts, Canadian Oil and Gas Trusts, Oilfield Services Trusts, Infrastructure Trusts and Alternative Energy Trusts (collectively, “Energy Trusts”), and master limited partnerships and limited liability companies (“MLPs”), including master limited partnerships and limited liability companies which focus on exploration and production (“E&P MLPs”).
     The Energy Trusts in which the Company will invest will principally be U.S. Royalty Trusts, Canadian Oil and Gas Trusts, Oilfield Services Trusts, Infrastructure Trusts and Alternative Energy Trusts. U.S. Royalty Trusts passively manage net working interests and royalties in mature producing oil and gas properties in the United States. Canadian Oil and Gas Trusts are income trusts which engage in the acquisition, development and production of natural gas and crude oil in Canada. Oilfield Services Trusts engage in the drilling of new wells and production maintenance of existing wells. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Alternative Energy Trusts own interests in hydroelectric, co-generation, wind power and biofuels facilities. The Company will also invest in MLPs, including E&P MLPs. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources. E&P MLPs specifically focus their activities on exploration and production. The Company may also invest in securities of other companies, based in North America that are generally engaged in the same lines of business as those in which Energy Trusts engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”). There can be no assurance that the Company will achieve its investment objective.
     The Company’s investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of the Company’s voting securities. When used with respect to the Company’s voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.
Investment Restrictions
     Except as described below, the Company, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding voting securities:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent

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the Company from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Company from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) Concentrate the Company’s investments in a particular “industry,” as that term is used in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) investments in Energy Companies (the Company will concentrate more than 25% of its assets in Energy Companies), and (b) investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
     (4) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.
     (5) Make loans to other persons except (a) through the lending of the Company’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the Company’s investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Company may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (6) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Company may be deemed to be an underwriter under applicable securities laws.
     The remainder of the Company’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of voting securities, provided that securities holders receive at least 60 days’ prior written notice of any change. The Company has adopted the following non-fundamental investment policies, with percentage limitations that apply under normal market conditions:
•	The Company will invest at least 80% of its total assets in securities of Energy Trusts and E&P MLPs.

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•	The Company will invest principally in equity securities such as trust units, common stocks, preferred stocks, convertible securities, warrants and depository receipts traded on one or both of the Canadian and U.S. exchanges.

•	The Company may invest up to 20% of its total assets in debt securities of Energy Companies, provided that such debt securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency or (b) with respect to up to 5% of total assets, unrated.

•	The Company may invest up to 25% of its total assets in Energy Company securities that are unregistered in the public trading market of the country where the Energy Company is located or are otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days for so long as such lock-up period continues, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by the Company, or until they become freely tradable with the passage of time and, (iii) securities of privately held companies. The Company will invest not more than 10% of its total assets in securities of privately held companies.

•	The Company will not invest more than 10% of its total assets in any single issuer.

•	The Company will not invest directly in commodities.
     The percentage limitations above apply only at the time of investment, and the Company will not be required to sell securities due to subsequent changes in the value of securities its owns. The Company will invest primarily in companies located in North America, and may invest in companies of any market size capitalization.
     The Company intends to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. Under the current tax diversification rules applicable to RICs, not more than 25% of the value of the Company’s total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

3

INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of the Company’s investment objective, policies and techniques that are described in the prospectus.
Short-Term Debt Securities
     For purposes of the temporary investment positions that the Company may take (See “Swank Energy Income Fund of North America, Inc. — Portfolio Composition — Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” in the prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:
     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.
     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit the Company purchased may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Company purchases securities pursuant to a repurchase agreement, it will simultaneously agree to resell and redeliver such securities to the seller, who also will simultaneously agree to buy back the securities at a fixed price and time. This arrangement is designed to produce a predetermined yield during the holding period, since the resale price is expected to be greater than the purchase price and reflects an agreed-upon market rate.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Company and a corporation. There is no secondary market for such notes. However, they are generally redeemable by the Company at any time. Swank Advisors, LP (“Swank Advisors”) will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Company’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn

4

on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields realized by the Company from these investments will be reduced.
     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.
Equity Securities
     Below is additional information regarding equity securities in which the Company intends to invest.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be

5

subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security
     Depository Receipts. American Depository Receipts (“ADRs”) typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. European Depository Receipts (“EDRs”), which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. Global Depository Receipts (“GDRs”) are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.
Master Limited Partnership Interests
     Master limited partnership (“MLP”) common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Company intends to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
     I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-Units. I-Units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional I-Units in an amount equal to the cash distributions received by MLP common units. Similarly, holders

6

of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of I-Units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for U.S. federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).
Exploration and Production Master Limited Partnerships
     Exploration and production master limited partnerships (“E&P MLPs”), are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources. The Company will seek to invest in MLPs which focus on the development of oil and gas reserves.
Below Investment Grade and Unrated Debt Securities
     The Company may invest in below investment grade debt securities rated from B3 to Ba1 by Moody’s Investors Service, Inc. from B- to BB+ by Fitch Ratings or Standard & Poor’s or a comparable rating by another rating agency, or which are determined by Swank Advisors on a reasonable basis to be of comparable credit quality.
     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Company invests in below investment grade and unrated debt securities, its portfolio is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events that are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the

7

market value of lower quality securities may have an adverse effect on the Company’s net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment or principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on the Company’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.
     The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in the Company’s possession, the Company may be required to bear certain extraordinary expenses in order to attempt to protect and recover its investment.
     See Appendix A to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings.
Thinly-Traded Securities
     The Company may also invest in securities that may not be restricted, but are thinly-traded. Such securities may be difficult to dispose of at a fair price during times when Swank Advisors believes it is desirable to do so. Thinly-traded securities are also more difficult to value and Swank Advisors’ judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of the Company’s capital in thinly-traded securities may restrict its ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company’s operations require cash and could result in borrowing to meet short-term needs or incurring losses on the sale of thinly-traded securities.

8

Margin Borrowing
     The Company may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when Swank Advisors believes it will enhance returns. Such margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of its assets, the Company might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
Use of Derivatives, Options and Hedging Transactions
     The Company may, but is not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.
     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.
     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Company owns or intends to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on the Company’s ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security that it might otherwise sell. Additionally, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to the Company for investment purposes.

9

     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Company’s ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances the Company would employ any of the hedging and techniques described below. The Company will incur brokerage and other costs in connection with hedging transactions.
     Options on Securities and Securities Indices. The Company may purchase and write (sell) call and put options on any securities and securities indices.
     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Company may write “covered” call options or, to a limited extent, “uncovered” call options. A covered call option is a call option with respect to which the Company owns the underlying security. When a covered call option is sold by the Company, its receives a fee for the option, but it exposes the Company during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. An uncovered call option is a call option with respect to which the Company does not own the underlying security. When an uncovered call option is sold by the Company, a fee is received for the option, but it exposes the Company during the term of the option to the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if exercised. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise further, thereby exacerbating the loss.
     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not

10

involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.
     All put options and most of the call options the Company will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Company’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Company’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Company may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
     The Company may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one its has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. The Company’s ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Company so desires.
     The Company will normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (the “protective puts”), in the market value of securities of the type in which it may invest. The Company may also sell call and put options to close out purchased options.
     The Company’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options the Company may write or purchase may be affected by options written or purchased by other investment advisory clients of Swank Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Company is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. If the Company is unable to effect a closing purchase transaction with respect to uncovered options it have written, the Company retains the risk of a price increase in the underlying securities until it purchases the securities or the options expire unexercised. Similarly, if the Company is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be able to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on Swank Advisors’ ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

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     Swap agreements may increase or decrease the overall volatility of investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Company. If a swap agreement calls for payments by the Company, the Company must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Company may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Company may not be able to recover the money it expected to receive under the contract.
     A swap agreement can be a form of leverage, which can magnify gains or losses. In order to reduce the risk associated with leveraging, the Company will cover its current obligations under swap agreements according to guidelines established by the SEC. If a swap agreement is entered into on a net basis, the Company will be required to segregate assets with a daily value at least equal to the excess, if any, of its accrued obligations under the swap agreement over the accrued amount its is entitled to receive under the agreement. If the Company enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of its accrued obligations under the agreement.
     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest the Company will be committed to pay under the swap agreement.
     Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Company may enter into such a transaction in the role of either the buyer or seller. If the Company is a buyer and no event of default occurs, the Company loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Company receives a fixed rate of income throughout the term of the contract, which typically is between six

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months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
     Credit default swaps involve greater risks than if the Company had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Company will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by Swank Advisors to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value the Company pays to the buyer, resulting in a loss of value to the Company. When the Company acts as a seller of a credit default swap agreement the Company is exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     If the Company enters into a credit default swap, it may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on its U.S. federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, the Company could be subject to penalties under the Internal Revenue Code.
     The Company may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the investment objective and are permissible under applicable regulations.
     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in the prospectus, the use of derivative instruments involves certain general risks and considerations as described below.
     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can result in losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly Swank Advisors’ ability to predict correctly changes in the relationships of such hedge instruments to portfolio holdings, and there can be no assurance Swank Advisors’ judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance, whether or not adjusted for risk, than if portfolio holdings had not been hedged.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or

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counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Company will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses. The Company will enter into transactions in derivative instruments only with counterparties that Swank Advisors reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Company’s success in using hedging instruments is subject to Swank Advisors’ ability to correctly predict changes in relationships of such hedge instruments to portfolio holdings, and there can be no assurance that Swank Advisors’ judgment in this respect will be accurate. An imperfect correlation may prevent the Company from achieving the intended hedge or expose the Company to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Company might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Company is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Company’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Company sell a portfolio security at a disadvantageous time. The Company’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Company.

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     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
When-Issued and Delayed Delivery Transactions
     The Company may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Company enters into a commitment to purchase securities on a when-issued or delayed delivery basis, it is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which produce taxable income for U.S. federal income tax purposes is includable in the Company’s taxable income. The Company may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that such obligations are collateralized with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.
Repurchase Agreements
     As temporary investments, the Company may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Company will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Swank Advisors, present minimal credit risk. The Company’s risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however,

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although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Company may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Company may be delayed or limited. Swank Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Company will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Lending of Portfolio Securities
     The Company may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Company would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Company may pay reasonable fees for services in arranging these loans. The Company would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. The Company would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Swank Advisors’ judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Company could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Company seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
MANAGEMENT
Directors and Officers
     The Company’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for the Company under the Investment Management Agreement. The Directors set broad policies for the Company and elect its officers. The members of the Board of Directors are as follows:

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Number of
Portfolios
Name,			Principal	in Fund	Other
Address	Position(s)	Term of Office	Occupation(s)	Complex	Directorships
and Age of	with the Held	and Length of	During Past 5	Overseen	Held by
Director*	Company	Time Served	Years	by Director	Director
Jerry V. Swank	Director; Chief Executive Officer; President	3-year term as a Director/ served since [___]; elected annually as an officer/ served since inception	Founder and Senior Managing Director of Swank Group, LLC (2000 to present); Managing Director and President of John S. Herold, Inc. (1995 to 2000); Credit Suisse First Boston Corporation (1980 to 1995), Director and Southwestern Regional Sales Manager, Credit Suisse First Boston Corporation (1985 to 1995); Analyst and portfolio manager, Mercantile Texas Corp. (1976 to 1980).

G. Paul Ferguson	Vice President	Elected annually/served since inception	Vice President, Swank Investment Advisers (2002 to present); Equity research analyst, Frost Securities, Inc. (2001 to 2002); Product manager of energy risk management, Allegro Development (1999 to 2001); Operations engineer, Koch Gateway Pipeline Company and Delhi Gas Pipeline Corporation (1996 to 1999); Petroleum engineer, Kerr-McGee Corporation (1991 to 1995).

*	Mr. Swank and Mr. Ferguson are each an “interested person” of the Company by virtue of their employment relationships with Swank Advisors.

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     The Directors who are not “interested persons” of Swank Advisors or the Company’s underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     The Company’s Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit/Compliance Committee. The Nominating Committee is responsible for appointing and nominating independent persons to the Board of Directors. All of the Independent Directors are members of the Nominating Committee. When a vacancy on the Board of Directors occurs, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to [___], Secretary, at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by a stockholder), (b) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of the Company’s pricing procedures and the valuation of its securities in accordance with such procedures. [___] are members of the Valuation Committee. The Audit/Compliance Committee is responsible for overseeing the Company’s accounting, financial reporting and compliance processes, the Company’s system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board of Director approval). [___] serve on the Audit/Compliance Committee. Since the Company is newly organized, none of the committees met during the last fiscal year.

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     Directors and officers who are “interested persons” by virtue of their employment by Swank Advisors serve without any compensation from the Company. Each of the Independent Directors receives a $ annual retainer for serving as a Director. In addition, Independent Directors receive fees for each meeting attended, as follows: $[                    ] per Board meeting; $[                    ] per Audit/Compliance Committee meeting; and $[                    ] for other committee meetings. Committee meeting fees are not paid unless the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board. The following table sets forth estimated compensation to be paid by the Company during its first full fiscal year to the Independent Directors. The Company has no retirement or pension plans.

	Estimated	Estimated Total
	Aggregate	Compensation From the
	Compensation	Company
	From the	and
Name of Director	Company	Fund Complex

     None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Swank Advisors or its affiliates. The Company has no employees. Its officers are compensated by Swank Advisors.
     The following table sets forth the dollar range of the Company’s equity securities beneficially owned by its Directors as of December 31, 2005:

	Dollar Range of	Aggregate Dollar Range of
	Company Equity	Equity Securities in All
	Securities	Registered Investment
	Owned by	Companies Overseen by
Name of Director	Director	Director in Fund Complex

     Prior to this offering, Swank Advisors or its affiliates owned both beneficially and of record all of the Company’s common stock. Certain officers of Swank Advisors, including all of the Company’s officers, are expected to purchase approximately $[___] million of the Company’s common stock in connection with this offering.
     Except as described in the table below, as of the date of this Statement of Additional Information, Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, Swank Advisors. The information in the table is as of December 31, 2005.

Name of Owners
and Relationships
Name of	to		Title of	Value of	Percent of
Director	Director	Company	Class	Securities	Class

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     As of the date of this Statement of Additional Information, Independent Directors and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s underwriters.
INVESTMENT ADVISER
     Swank Advisors, LP (“Swank Advisors”), 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219, investment adviser to the Company, is an investor in both public and private Energy Companies. Swank Advisors provides the Company with professional investment supervision and management.
     Swank Advisors will act as the investment adviser to the Company pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Directors including a majority of Independent Directors or the vote of a majority of its outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of the Company’s outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that Swank Advisors, or any officer or director of Swank Advisors, has taken any action which results in a breach of the covenants of Swank Advisors set forth in the Investment Management Agreement. The Investment Management Agreement will provide that Swank Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Swank Advisors in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for Swank Advisors’ services, Swank Advisors will be entitled to a fee as described in the prospectus. See “Management — Investment Management Agreement” in the prospectus.
     In addition to Swank Advisors’ management fee, the Company will pay all other costs and expenses of its operations, such as compensation of directors (other than those affiliated with Swank Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Swank Advisors reasonably incurred in connection with arranging or structuring portfolio transactions, expenses of repurchasing securities, expenses of preparing, printing and distributing

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stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     A discussion regarding the basis for approval by the Company’s Board of Directors of the investment management agreement with Swank Advisors during the period ended December 31, 2006 will be available in the annual report to stockholders for that period.
CODES OF ETHICS
     The Company and Swank Advisors have each adopted a code of ethics, as required by U.S. federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Company’s portfolio or that are currently held by the Company, subject to certain general restrictions and procedures. The personal securities transactions of access persons and those of Swank Advisors will be governed by the applicable code of ethics.
     Swank Advisors and its affiliates manage other investment companies and accounts. Swank Advisors may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Swank Advisors on the Company’s behalf. Similarly, with respect to the Company’s portfolio, Swank Advisors is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Swank Advisors and access persons, as defined by applicable U.S. federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. Swank Advisors is not obligated to refrain from investing in securities held by the Company or other funds it manages.
     The Company and Swank Advisors have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Investors may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained from the Company free of charge at (800) XXX-XXXX or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.
PROXY VOTING PROCEDURES
     In many cases, the Company will invest in securities that do not generally offer its holders voting rights. When the Company does have voting rights, the exercise of such rights will be delegated to Swank Advisors, to whom the Board has delegated the authority to develop policies and procedures relating to proxy voting. Swank Advisors’ proxy voting policies and procedures are summarized below.
     Swank Advisors determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. Swank Advisors votes

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in a manner it believes reasonably furthers the best interests of the Company and is consistent with its investment objectives as set forth herein.
     The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. Swank Advisors will cast votes for these matters on a case-by-case basis. Swank Advisors will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.
     If a proxy vote creates a material conflict between the interests of Swank Advisors and the Company, Swank Advisors will resolve the conflict before voting the proxies through consultation with the Company’s Board of Directors. Swank Advisors will take steps designed to ensure a decision to vote the proxy was based on Swank Advisors’ determination of the Company’s best interest and was not the product of the conflict.
     Swank Advisors will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements and materials received regarding Company securities; (3) all proxy votes that are case on behalf of the Company; (4) all documents prepared by Swank Advisors that were material to making a cession on a proxy vote or that memorialized such decision; (5) all written requests from stockholders regarding the Company’s voting history and all responses (written and oral) to such stockholder requests. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. Swank Advisors may rely on one or more third parties to make and retain the records of proxy statements and votes cast.
     Information regarding how proxies relating to Company portfolio securities are voted during the 12-month period ended December 31, 2007 will be made available on or around January 31, 2008, (i) without charge, upon request, by calling (214) 692-6334; and (ii) on the SEC’s website at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, Swank Advisors is responsible for decisions to buy and sell securities for the Company, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Swank Advisors to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to Swank Advisors. In selecting broker/dealers and in negotiating commissions, Swank Advisors will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

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     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, Swank Advisors may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Swank Advisors determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Swank Advisors or to the Company. Swank Advisors believes that the research information received in this manner provides the Company with benefits by supplementing the research otherwise available to Swank Advisors.
     Swank Advisors seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Company and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Company. In making such allocations between the Company and other advisory accounts, the main factors considered by Swank Advisors are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Company and such other accounts and funds.
DESCRIPTION OF PREFERRED STOCK
     The Company’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued.
     Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Company’s Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or

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series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of common stock or otherwise be in their best interest. Stockholders should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
     The Company may elect to issue preferred stock as part of its leverage strategy. The Board of Directors also reserves the right to issue preferred stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding shares of preferred stock to 50% of the value of the Company’s total assets less its liabilities and indebtedness. The terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law, the Charter and any Articles Supplementary creating the preferred stock. It is anticipated that preferred stock would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. It is also anticipated that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up by the Company, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Company.
     Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the Directors at any time two years’ dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Description of Stock — Certain Provisions of the Maryland General Corporation Law and the Company’s Charter and Bylaws” in the prospectus. As a result of these voting rights, the Company’s ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board

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of Directors presently intends that, except as otherwise indicated in this registration statement and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of the Company’s common stock as a single class.
     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.
     Redemption, Purchase and Sale of Preferred Stock by the Company. The terms of any preferred stock issued are expected to provide that (1) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Company may tender for or purchase preferred stock and (3) the Company may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by the Company will reduce the leverage applicable to its common stock, while any resale of shares by the Company will increase that leverage.
     The discussion above describes the possible offering of preferred stock by the Company. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the Charter and Bylaws. The Board of Directors, without the approval of the holders of common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.
BORROWINGS
     The Maryland General Corporation Law authorizes the Company, without prior approval of its stockholders, to borrow money. In this connection, the Company may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (the “Borrowings”) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such borrowing, the Company may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.
     Limitations on Borrowings. Under the requirements of the 1940 Act, the Company, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Company. Certain types of Borrowings may result in the Company being subject to covenants in credit agreements relating to asset coverages

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or portfolio composition or otherwise. In addition, the Company may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Company. Such restrictions may be more stringent than those imposed by the 1940 Act.
     Distribution Preference. The rights of the Company’s lenders to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities, including the payment of dividends to common stockholders in certain circumstances.
     Voting Rights. The 1940 Act does (in certain circumstances) grant to preferred stockholders certain voting rights in the event the asset coverage falls below specified levels.
     The discussion above describes the Board’s present intention with respect to an offering of Borrowings. If authorized by the Board, the terms of any Borrowings may be the same as, or different from, the terms described above.
REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND
     The Company is a closed-end investment company and as such its common stockholders will not have the right to redeem their stock. Instead, the Company’s common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value (“NAV”), call protection, price, dividend stability, relative demand for and supply of such stock in the market, general market and economic conditions and other factors. Because stock of a closed-end investment company may frequently trade at prices lower than NAV, the Company’s Directors, in consultation with Swank Advisors and any corporate finance services and consulting agent that Swank Advisors may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such stock in the open market or in private transactions, the making of a tender offer for such stock, or conversion to an open-end investment company. There can be no assurance, however, that the Directors will decide to take any of these actions, or that stock repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Directors may, subject to their duties under applicable law and compliance with applicable U.S. state and federal laws, authorize the commencement of a stock-repurchase program or tender offer. The size and timing of any such stock repurchase program or tender offer will be determined by the Directors in light of the market discount of the common stock, trading volume of the common stock, information presented to the Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Company will in fact effect repurchases of or tender offers for any of its common stock. Before deciding whether to take any action if common stock trades below NAV, the Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of its portfolio, the impact of any action that might

27

be taken on the Company or its stockholders and market considerations. Based on these considerations, even if the Company’s common stock should trade at a discount, the Directors may determine that, in the Company’s best interests, no action should be taken.
     Subject to the Company’s investment limitations, it may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance stock repurchase transactions or accumulation of cash in anticipation of stock repurchases or tenders will increase the Company’s expenses and reduce its net income. Any stock repurchase, tender offer or borrowing that might be approved by the Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from NAV will be made by the Directors at the time they consider such issue, it is the Directors’ present policy not to authorize repurchases of common stock or a tender offer for such stock if (1) such transactions, if consummated, would (a) result in the delisting of the common stock from the NYSE, or (b) impair the Company’s status as a registered closed-end investment company under the 1940 Act; (2) the Company would not be able to liquidate portfolio securities in an orderly manner and consistent with its investment objective and policies in order to repurchase stock; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Company, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by U.S. federal or state authorities or any suspension of payment by United States or state banks in which the Company invests, (d) material limitation affecting the Company or the issuers of its portfolio securities by U.S. federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or Canada, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Company or its common stockholders if its common stock were repurchased.
     The Company’s Charter provides that any proposal for conversion from a closed-end company to an open-end company requires the approval of the Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of the continuing Directors (in addition to the approval by the Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See the prospectus under “The Company’s Structure; Common Stock Repurchases and Change in the Company’s Structure” for a discussion of voting requirements applicable to conversion to an open-end company. If the Company converted to an open-end company, its common stock would no longer be listed on the NYSE. Any preferred stock or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Stockholders of an open-end investment company may require the company to redeem their stock on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large

28

cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Directors may at any time propose the Company’s conversion to an open-end company depending upon their judgment as to the advisability of such action in light of then prevailing circumstances.
     The Company’s repurchase of its common stock at prices below NAV would result in an increase in the NAV of the stock that remains outstanding. However, there can be no assurance that stock repurchases or tenders at or below NAV will result in the stock trading at a price equal to its NAV. Nevertheless, the fact that the common stock may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Company’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     The Charter authorizes the Company, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Maryland law requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only

29

for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, the Company will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
VALUATION
     The net asset value of the Company will be calculated as set forth in “Net Asset Value” in the prospectus. In addition, in fair valuing investments, consideration will be given to several factors, which may include, among others, the following:
     the projected cash flows for the issuer or borrower;
     the fundamental business data relating to the issuer or borrower;
     an evaluation of the forces which influence the market in which these securities are purchased and sold;
     the type, size and cost of holding;
     the financial statements of the issuer or borrower;
     the credit quality and cash flow of issuer, based on Swank Advisors’ or external analysis;
     the information as to any transactions in or offers for the holding;
     the extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
     the distributions and coupon payments;
     the quality, value and saleability of collateral securing the security or loan;
     the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

30

the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;
     any decline in value over time due to the nature of the assets; for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);
     the liquidity or illiquidity of the market for the particular portfolio instrument; and
     other factors deemed relevant.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by the Company’s portfolio managers, the structure and method of their compensation, and their ownership of the Company’s securities. This information is current as of [                    ], 2006.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of [                    ], 2006. Asset amounts are approximate and have been rounded.

Registered Investment
	Companies (excluding		Other Pooled
	the Company)		Investment Vehicles		Other Accounts
		Total		Total		Total
	Number	Assets in	Number	Assets in	Number	Assets in
Portfolio	of	the	of	the	of	the
Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Jerry V. Swank

Bennet C. Vig
Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company) and with respect to which the advisory fee is based on account performance. Information is shown as of [                    ], 2006. Asset amounts are approximate and have been rounded.

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Registered Investment
	Companies (excluding		Other Pooled
	the Company)		Investment Vehicles		Other Accounts
		Total		Total		Total
	Number	Assets in	Number	Assets in	Number	Assets in
Portfolio	of	the	of	the	of	the
Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Jerry V. Swank			10	$450 million

Bennet C. Vig			10	$450 million
     Messrs. Swank and Vig are compensated by Swank Advisors. Mr. Swank is compensated through partnership distributions based on the amount of assets Swank Advisers manages and upon the performance of those assets. Mr. Vig is compensated through salary and bonus contingent upon the amount of assets Swank Advisors manages and upon his performance in managing those assets. Some of the other accounts managed by Messrs. Swank and Vig, including the Affiliated Funds, have investment strategies that are similar to the Company’s investment strategy. However, Swank Advisors manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Neither Mr. Swank nor Mr. Vig owned any of the Company’s equity prior to this offering; however, through his limited partnership interests in Swank Advisors, which owned all of the Company’s outstanding securities (with a value of approximately $100,000) prior to this offering, Mr. Swank could be deemed to indirectly own a portion of the Company’s securities.
TAX MATTERS
Certain U.S. Federal Income Tax Considerations
     This section and the discussion in the prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of the Company’s common stock. It does not address all U.S. federal income tax consequences that may apply to an investment in the Company’s common stock or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of the Company’s common stock, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States

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dollar, (iv) persons that do not hold common stock as capital assets within the meaning of Section 1221 of the Code, and non-U.S. persons who hold more than 5% of the Company’s common stock. In addition, this summary does not address U.S. federal alternative minimum, estate and gift tax consequences or consequences under the tax laws of any state, local or foreign jurisdiction. The Company has not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this summary, and the Company cannot assure any investor that the IRS will agree with such statements and conclusions. As with any investment, potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of shares of stock.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) an entity treated as a corporation for U.S. federal tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
     An entity that is treated as a partnership for U.S. federal tax purposes generally will not be subject to U.S. federal income taxes on income derived from holding the Company’s common stock. The extent to which a partner of the partnership may be subject to U.S. tax on such income will depend on whether the partner is a U.S. person, whether the partnership is engaged in a U.S. trade or business to which such income is effectively connected, and certain other factors. Prospective investors that intend to purchase or hold shares of the Company’s common stock through a partnership are urged to consult their own tax advisors regarding the U.S. tax considerations that may be relevant to them.
     Taxation of the Company. The Company intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, the Company must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and net income from a “qualified publicly traded partnership,” or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Company’s business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities in respect of any one issuer to a value not greater than 5% of the value of the Company’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Company’s total assets is invested in the securities (other than U.S.

33

Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Company controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
     Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which the Company intends to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource.
     The classification of the Energy Companies in which the Company invests and the types of income that the Company receives may have an impact on the Company’s ability to qualify as a RIC. In particular, securities issued by certain Energy Companies (such as U.S. royalty trusts which are grantor trusts) may not produce “qualified” income for purposes of determining the Company’s compliance with the tax diversification rules applicable to RICs. To the extent that the Company holds such securities indirectly through investments in a taxable subsidiary formed by the Company, those securities may produce “qualified” income. However, the net return to the Company on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. The Company shall monitor its investments in the Energy Companies with the objective of maintaining its continued qualification as a RIC.
     As a RIC, the Company generally is not subject to U.S. federal income tax on income and gains that the Company distributes each taxable year to stockholders, if the Company distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Company intends to distribute at least annually substantially all of such income.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Company level. To avoid the tax, the Company must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use its fiscal year), and (iii) certain undistributed amounts from previous years on which the Company paid no U.S. federal income tax. While the Company intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Company will be liable for the tax only on the amount by which the Company does not meet the foregoing distribution requirement.
     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Company in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Company during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
     If the Company is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, the Company will be taxed in the same manner as an

34

ordinary corporation. In such circumstances, all distributions out of earning and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to the stockholders as ordinary dividend income. Provided that certain holding period and other requirements are met, some portion of such dividends may be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (for taxable years beginning on or before December 31, 2010), or (ii) for the dividends-received deduction in the case of corporate stockholders.
     Taxation of the Company’s Investments. Certain of the Company’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Company intends to monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent the Company’s disqualification as a RIC.
     The Company intends to invest in Energy Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Energy Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Energy Trusts in which the Company invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Company from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Company’s qualification as a RIC. If the Energy Trusts in which the Company invests are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Energy Trusts are qualified publicly traded partnerships. If the Energy Trusts are qualified publicly traded partnerships, its investments therein would generally be subject to the rules described below relating to investments in E&P MLPs. If the Energy Trusts, however, are not treated as qualified publicly traded partnerships, then the consequences to the Company of an investment in such Energy Trusts will depend upon the amount and type of income and assets of the Energy Trusts allocable to the Company. The Company intends to monitor its investments in the Energy Trusts to prevent disqualification of its status as a RIC.
     The Company intends to invest in equity securities of MLPs, including E&P MLPs, that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Company expects that these MLPs will be treated as qualified publicly traded partnerships. Accordingly, it is expected that the net income derived by the Company from such investments will support the Company’s status as a RIC. If the MLPs in which the Company invests, however, do not qualify as qualified publicly traded partnerships

35

and otherwise are not treated as corporations for U.S. federal income tax purposes, then the Company’s status as a RIC could be adversely affected..
     The MLPs in which the Company intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Company from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by the MLP to the Company exceeds the amount of cash received by the Company from such MLP, the Company may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Company may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
     Foreign Taxation. Income received by the Company from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Company’s assets at year end consist of the securities of foreign corporations, the Company may elect to permit stockholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata share portion of qualified taxes paid by the Company to foreign countries in respect of foreign securities the Company has held for at least the minimum period specified in the Code. A stockholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Company may be subject to certain limitations imposed by the Code, and as a result, a stockholder may not obtain a full credit or deduction for the amount of such taxes. In particular, stockholders must hold their Company common stock (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
     Passive Foreign Investment Companies. Investments by the Company in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Company to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Some of the Company’s investments in Canadian Oil and Gas Trusts may be treated as equity investments in PFICs. Elections may be available to the Company that would reduce this tax, provided that the PFIC complies with certain reporting requirements. These elections would generally function to accelerate the recognition of income without a corresponding receipt of cash and increase the amount required to be distributed by the Company to avoid taxation. Therefore, the making of these elections may require the Company to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Company’s total return. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income.

36

     Dividends-Received Deductions. Dividends of net investment income designated by the Company and received by corporate stockholders of the Company will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Company from U.S. (domestic), but generally not foreign, corporations for the taxable year, provided certain holding period and other requirements are met.
     Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
     Swap Agreements, Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Other Derivatives. The Company’s transactions in swap agreements, options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Company, defer losses to the Company, cause adjustments in the holding periods of the Company’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to the stockholders. The Company will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.
     Taxation of Stockholders. Distributions to stockholders generally are taxable as ordinary income to the extent of the Company’s earnings and profits. Dividends made to a stockholder from an excess of net long-term capital gain over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to the stockholder but retained by the us, are taxable as long-term capital gain if the dividends have been properly designated by us, regardless of the length of time the stockholder has owned the Company’s shares. The maximum tax rate on Capital Gain Dividends received by individuals generally is 15% for such gain realized for taxable years beginning on or before December 31, 2010. Dividends of capital gain that are characterized as ordinary income under the recapture provisions of the Code would be taxable as ordinary dividends and not as Capital Gain Dividends.
     In general, distributions of investment income designated by the Company as “qualified dividend income” will be treated as qualified dividend income provided that certain holding period and other requirements are met (i) for the dividends-received deduction in the case of corporate stockholders to the extent that the Company’s income consists of dividend income from U.S. corporations, or (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2010), as

37

qualified dividend income generally eligible to be taxed at a maximum rate of 15% to the extent that the Company receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such stock). As discussed above, dividend income from PFICs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.
     Generally, not later than 60 days after the close of the our taxable year, the Company will provide written notice to the stockholders designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions.
     The Company may retain for reinvestment all or part of the Company’s net capital gain. If any such gain is retained, the Company will be subject to a tax of 35% on such amount. In that event, the Company expects to designate the retained amount as undistributed capital gain in a notice to the stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Company against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Company’s stock by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.
     Stockholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, stockholders with capital loss are urged to consult their tax advisors.
     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
     Sale of Shares. Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Company shares will be treated as short-term capital gain or loss. Any loss realized by a stockholder on the sale of our shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are

38

disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
     Foreign Investors. Special U.S. tax rules apply to Foreign Investors. For purposes of this discussion, “Foreign Investor” means a stockholder that is neither a U.S. person nor an entity treated as a partnership for U.S. federal tax purposes. In general, dividends (other than Capital Gain Dividends) paid to a Foreign Investor are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, certain dividends designated by the Company as “interest-related dividends” that are received by certain of its Foreign Investors (generally those that would qualify for the portfolio interest exemptions) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) the Company earns that would not be subject to U.S. tax if earned by a foreign person directly. In addition, certain dividends designated by the Company as “short term capital gain dividends” that are received by certain of its Foreign Investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the Company’s short-term capital gains over net long-term capital losses. These rules generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning before January 1, 2008.
     Foreign Investors generally will not be subject to U.S. federal income tax on gains (and are not allowed a deduction for losses) realized on the sale of the common stock or on Capital Gain Dividends, provided that such gains and dividends are not considered to be effectively connected with the conduct of a trade or business by the Foreign Investor in the United States. In limited circumstances, an individual Foreign Investor who is present in the United States for 183 days or more during a taxable year may be subject to U.S. federal income tax at a flat rate of 30% with respect to such gains and dividends realized in such year.
     If the Company is characterized as a United States real property holding corporation (“USRPHC”), then Foreign Investors would be subject to U.S. federal income tax upon a sale of their common stock if the Company is not a “domestically controlled qualified investment entity” and the common stock is not considered regularly traded on an established securities market. For these purposes, the Company generally would be considered a “domestically controlled qualified investment entity” if it is characterized as a USRPHC and less than 50% in value of its stock is held directly or indirectly by non-U.S. persons. While no assurances can be given, the Company does not expect to be a USRPHC, and even if it were, the Company expects that it will be domestically controlled and that its stock will be considered regularly traded on an established securities market.
     In addition, if the Company is characterized as a USRPHC, (i) then any distributions to Foreign Investors attributable to gain from the Company’s sale or exchange of a United States real property interest will give rise to ordinary income (notwithstanding any designation by the Company to the contrary), and the Company will be required to withhold 30% (or lower applicable treaty rate) of such distribution, and (ii) if the common stock were not considered regularly traded on an established securities

39

market, the Company would be required to withhold 35% of any such distributions, and Foreign Investors would be required to file U.S. tax returns and pay tax on such distributions. As stated above, while no assurances can be given, the Company expects that it will not constitute a USRPHC and that its common stock will be regularly traded on an established securities market.
     Backup Withholding. The Company may be required to backup withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide it with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations presently in effect. Prospective investors should consult their own tax advisors regarding the specific U.S. federal tax consequences of purchasing, holding and disposing of shares of the Company, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
CUSTODIAN
     [                    ] acts as custodian of the Company’s securities and other assets.
REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to the Company’s common stock offered hereby, has been filed by the Company with the SEC, Washington, D.C. The Company’s prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the common stock offered hereby, reference is made to the Company’s Registration Statement. Statements contained in the Company’s prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[to be provided]

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FINANCIAL STATEMENT
[to be provided]

F-1

APPENDIX A
DESCRIPTION OF RATINGS
     Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and Fitch Ratings.
Moody’s Investors Service, Inc.
     Corporate and Municipal Bond Ratings
     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics
     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
     B: Obligations rated B are considered speculative and are subject to high credit risk. Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans
     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, ‘VMIG’). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:
     MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Description of Moody’s Short Term Ratings
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s
     Issue Credit Rating Definitions
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings
     Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Speculative Grade
     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings
     Long-Term Credit Ratings Investment Grade
     “AAA” — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.
     “AA” — Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     Speculative Grade
     “BB” — Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.
     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.
     Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Default. Denotes actual or imminent payment default.
     Notes to Long-term and Short-term ratings:
     "+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.
     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.
     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

SWANK ENERGY INCOME FUND OF NORTH AMERICA, INC.
PART C — Other Information
Item 25. Financial Statements and Exhibits
     (1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.
     (2) Exhibits
     (a) Charter
     (1) Articles of Incorporation — filed herewith.
     (2) Amendment to Articles of Incorporation — filed herewith.
     (b) Bylaws of Registrant — filed herewith.
     (c) Voting Trust Agreement — none.
     (d) Shareholder Rights Instruments — none.
     (e) Form of Dividend Reinvestment Plan.*
     (f) Long-Term Debt Instruments — none.
     (g) Form of Investment Management Agreement between Registrant and Swank Advisors, LP.*
     (h) Underwriter and Dealer Agreements
     (1) Form of Underwriting Agreement.*
     (2) Form of Master Agreement Among Underwriters.*
     (3) Form of Master Selected Dealer Agreement.*
     (i) Bonus, Profit Sharing, Pension Plans — not applicable.
     (j) Form of Custody Agreement.*
     (k) Other Material Contracts
     (1) Form of Administrative Services Agreement.*
     (2) Form of Transfer Agency Agreement.*
     (3) Form of Accounting Services Agreement.*

     (l) Form of Opinion and Consent of Akin Gump Strauss Hauer & Feld LLP.*
     (m) Non-Resident Officers/Directors — none.
     (n) Other Opinions and Consents — Consent of consent of independent registered public accounting firm.*
     (o) Omitted Financial Statements — none.
     (p) Letters of Investment Intent.*
     (q) Model Retirement Plans — none.
     (r) Code of Ethics
     (i) Code of Ethics of Registrant.*
     (ii) Code of Ethics of Swank Advisors, LP.*

*	To be filed by amendment.
Item 26. Marketing Arrangements
     To be filed by amendment.
Item 27. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Registration Fees		*
National Association of Securities Dealers, Inc. Registration Fees		*
Printing and Engraving Expenses		*
Postage		*
Legal Fees		*
Listing Fees		*
Marketing Expenses		*
Accounting Expenses		*
Transfer Agent Fees		*
Miscellaneous Expenses		*
Total	$	*

*	To be filed by amendment.
Item 28. Persons Controlled by or Under Common Control with Registrant
     None.

Item 29. Number of Holders of Securities as of [          ], 2006

Number of Record
Title of Class	Holders
Common Stock, $0.001 par value per share	0
Item 30. Indemnification.
     The Maryland General Corporation Law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the Maryland General Corporation Law, subject to the requirements of the Investment Company Act of 1940, as amended, (the “1940 Act”).
     The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by the Maryland General Corporation Law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland General Corporation Law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     The Maryland General Corporation Law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the Maryland General Corporation Law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the Maryland General Corporation Law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser.
     Swank Advisors, LP (“Swank Advisors”) will serve as the Registrant’s investment adviser. Certain of the senior professionals of Swank Advisors also serve as officers for Swank Advisors and Swank Energy Income Advisors, LP.
     Part B and Schedules A and D of Form ADV of Swank Advisors (SEC File No. 801-62987) incorporated herein by reference, set forth the officers of Swank Advisors and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.
Item 32. Location of Accounts and Records.
     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 33. Management Services
     Not applicable.
Item 34. Undertakings.
(1) Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Company declines more than 10 percent from the net asset value of the Company as of the effective date of the registration statement, or (2) the net asset value of the Company increases to an amount greater than its net proceeds as stated in the prospectus.
(2) Not Applicable.
(3) Not Applicable.
(4) (a) — (c) Not Applicable.
     (d) For the purpose of determining liability of the Registrant under the Securities Act of 1933, as amended (the “Securities Act”) to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
     (e) For the purpose of determining liability of the undersigned Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
     (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
     (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
     (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) Registrant undertakes that:
     (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
     (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and the State of Texas, on the 19th day of September, 2006.

SWANK ROYALTY INCOME FUND OF NORTH AMERICA, INC.
By:	/s/ Jerry V. Swank
Jerry V. Swank
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Bennet C. Vig	Director	September 19, 2006
Bennet C. Vig

/s/ Jerry V. Swank	President (principal executive
Jerry V. Swank	officer)	September 19, 2006

/s/ John W. Cutler	Treasurer (principal financial
John W. Cutler	and accounting officer)	September 19, 2006

INDEX TO EXHIBITS

Exhibit	Exhibit Name
2(a)	Articles of Incorporation of the Registrant

2(b)	Bylaws of the Registrant

2(c)	Amendment to Articles of Incorporation of the Registrant